                                                  NOVEMBER 2, 1998  PROSPECTUS



J.P. MORGAN FIXED INCOME FUNDS


Short Term Bond Fund
Bond Fund
Global Strategic Income Fund
Emerging Markets Debt Fund
Tax Exempt Bond Fund
New York Tax Exempt Bond Fund
California Bond Fund

                                           ------------------------------------
                                           Seeking high total return or current
                                           income by investing primarily in
                                           fixed income securities.


This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.


As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.


Distributed by Funds Distributor, Inc.                                  JPMORGAN

CONTENTS
--------------------------------------------------------------------------------
  2
----

Each fund's goal, investment approach,
risks, expenses, and performance

J.P. MORGAN FIXED INCOME FUNDS


J.P. Morgan Short Term Bond Fund . . . . . . . . . . . . . . . . . . 2
J.P. Morgan Bond Fund. . . . . . . . . . . . . . . . . . . . . . . . 4
J.P. Morgan Global Strategic Income Fund . . . . . . . . . . . . . . 6
J.P. Morgan Emerging Markets Debt Fund . . . . . . . . . . . . . . . 8
J.P. Morgan Tax Exempt Bond Fund . . . . . . . . . . . . . . . . .  10
J.P. Morgan New York Tax Exempt Bond Fund. . . . . . . . . . . . .  12
J.P. Morgan California Bond Fund . . . . . . . . . . . . . . . . .  14



 16
----

Principles and techniques common
to the funds in this prospectus

FIXED INCOME MANAGEMENT APPROACH


J.P. Morgan. . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
J.P. Morgan fixed income funds . . . . . . . . . . . . . . . . . .  16
The spectrum of fixed income funds . . . . . . . . . . . . . . . .  16
Who may want to invest . . . . . . . . . . . . . . . . . . . . . .  16
Fixed income investment process. . . . . . . . . . . . . . . . . .  17


 18
----

Investing in the J.P. Morgan
Fixed Income funds

YOUR INVESTMENT


Investing through a financial professional . . . . . . . . . . . .  18
Investing through an employer-sponsored retirement plan. . . . . .  18
Investing through an IRA or rollover IRA . . . . . . . . . . . . .  18
Investing directly . . . . . . . . . . . . . . . . . . . . . . . .  18
Opening your account . . . . . . . . . . . . . . . . . . . . . . .  18
Adding to your account . . . . . . . . . . . . . . . . . . . . . .  18
Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Account and transaction policies . . . . . . . . . . . . . . . . .  19
Dividends and distributions. . . . . . . . . . . . . . . . . . . .  20
Tax considerations . . . . . . . . . . . . . . . . . . . . . . . .  20


 21
----

More about risk and the funds'
business operations

FUND DETAILS


Business structure . . . . . . . . . . . . . . . . . . . . . . . .  21
Management and administration. . . . . . . . . . . . . . . . . . .  21
Risk and reward elements . . . . . . . . . . . . . . . . . . . . .  24
Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Financial highlights . . . . . . . . . . . . . . . . . . . . . . .  28


FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . .  back cover


J.P. MORGAN SHORT TERM BOND FUND
--------------------------------------------------------------------------------
                                               REGISTRANT: J.P. MORGAN FUNDS
                                              (J.P. MORGAN SHORT TERM BOND FUND)


[GRAPHIC]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC]
GOAL

The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.


[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 17.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $2 billion using the same strategy as the fund.


The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, and William G. Tennille, vice president, who joined the team in January of 1994 and has been at J.P. Morgan since 1992.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the fund should understand that:

- There is no assurance that the fund will meet its investment goal.

- The fund does not represent a complete investment program.


2  J.P. MORGAN SHORT TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan Short Term Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year since the fund's inception date.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.



[GRAPH]

YEAR-BY-YEAR TOTAL RETURN (%)   Shows changes in returns by calendar year(2)
--------------------------------------------------------------------------------
                                         1994     1995      1996      1997

J.P. MORGAN SHORT TERM BOND FUND         0.11     10.58     4.94      6.14

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.41% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.54% (for the quarter ended 3/31/94).



AVERAGE ANNUAL TOTAL RETURN   Shows performance over time, for periods ended
                              December 31, 1997
--------------------------------------------------------------------------------
                                                  Past 1 yr.     Life of fund(1)

J.P. MORGAN SHORT TERM BOND FUND (after expenses)    6.14             5.17
MERRILL LYNCH 1-3 YEAR TREASURY INDEX (no expenses)  6.66             5.60


--------------------------------------------------------------------------------
INVESTOR EXPENSES


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------


Management fees               0.25

Marketing (12b-1) fees        none

Other expenses(4)             1.18
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(4)         1.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSE EXAMPLE
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                    1 yr.     3 yrs.    5 yrs.    10 yrs.

YOUR COST($)        146        452       782      1,713
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/8/93 and returns reflect performance of the fund from 7/31/93.

(2) The fund's fiscal year end is 10/31. For the period 1/1/98 through 9/30/98, the total return for the fund was 6.15% and the total return for the index was 6.19% .

(3) The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

(4) THE CURRENT FEE ARRANGEMENTS, WHICH WILL EXPIRE 2/28/99, LIMIT OTHER EXPENSES AND TOTAL OPERATING EXPENSES TO 0.25% AND 0.50%, RESPECTIVELY. EFFECTIVE 3/1/99, AFTER REIMBURSEMENT, OTHER EXPENSES AND TOTAL OPERATING EXPENSES WILL BE 0.40% AND 0.65%, RESPECTIVELY, and can be changed or terminated at any time at the option of J.P. Morgan.



                                             J.P. MORGAN SHORT TERM BOND FUND  3

J.P. MORGAN BOND FUND                          TICKER SYMBOL: PPBDX
--------------------------------------------------------------------------------
                                               REGISTRANT: J.P. MORGAN FUNDS
                                               (J.P. MORGAN BOND FUND)


[GRAPHIC]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC]
GOAL

The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.


[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) within one year of that of the Salomon Brothers Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.



PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $36 billion using the same strategy as the fund.


The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, and Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984. Both have been on the team since January of 1994.


--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the fund should understand that:

- There is no assurance that the fund will meet its investment goal.

- The fund does not represent a complete investment program.


4  J.P. MORGAN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year since the fund's inception date.

The table indicates the risks by showing how the fund's average annual returns for the past one and five years and life of the fund compare to those of the Salomon Brothers Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.




[GRAPH]

YEAR-BY-YEAR TOTAL RETURN (%)    Shows changes in returns by calendar year(2)
--------------------------------------------------------------------------------------------------------------
                         1989      1990      1991      1992      1993      1994      1995      1996      1997

J.P. MORGAN BOND FUND   10.23     10.09     13.45      6.53      9.87     (2.97)    18.17      3.13      9.13
--------------------------------------------------------------------------------------------------------------


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.25% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.39% (for the quarter ended 3/31/94).


AVERAGE ANNUAL TOTAL RETURN (%)    Shows performance over time, for periods ended December 31, 1997
---------------------------------------------------------------------------------------------------------------
                                                                   Past 1 yr.     Past 5 yrs.  Life of fund(1)

J.P. MORGAN BOND FUND (after expenses)                                9.13           7.23           8.06
---------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX (no expenses)      9.62           7.53           9.06
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
INVESTOR EXPENSES


The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees               0.30

Marketing (12b-1) fees        none

Other expenses                0.43
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES            0.73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXPENSE EXAMPLE
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                    1 yr.     3 yrs.    5 yrs.    10 yrs.

YOUR COST($)         75        233       406        906
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. Returns for the period 3/31/88 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor, which commenced operations on 3/11/88.

(2) The fund's fiscal year end is 10/31. For the period 1/1/98 through 9/30/98, the total return for the fund was 7.38% and the total return for the index was 8.28% .

(3) The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, using the current fees as if they had been in effect during the past fiscal year, expressed as a percentage of the fund's average net assets.



                                                        J.P. MORGAN BOND FUND  5

J.P. MORGAN GLOBAL STRATEGIC
INCOME FUND
--------------------------------------------------------------------------------
                                      REGISTRANT: J.P. MORGAN FUNDS
                                      (J.P. MORGAN GLOBAL STRATEGIC INCOME FUND)


[GRAPHIC]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC]
GOAL

The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.


[GRAPHIC]
INVESTMENT APPROACH


The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank) that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the process described on page 17, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The fund's share price and total return will vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.



MODEL SECTOR ALLOCATION

[CHART]

15%  public/private
     corporates
     (range 5-25%)

23%  high yield
     corporates
     (range 13-33%)

15%  emerging
     markets
     (range 5-25%)

12%  international
     non-dollar
     (range 0-25%)

35%  public/private
     mortgages
     (range 20-45%)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $3.7 billion using similar strategies as the fund.


The portfolio management team is led by Gerard W. Lillis, managing director, who has been at J.P. Morgan since 1978, and Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities. Both have been on the team since the fund's inception.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the fund should understand that:

- There is no assurance that the fund will meet its investment goal.

- The fund does not represent a complete investment program.


6  J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees          0.45

Marketing (12b-1) fees   none

Other expenses(2)        1.44
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(2)    1.89
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXPENSE EXAMPLE
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                         1 yr.     3 yrs.

YOUR COST($)             192       594
--------------------------------------------------------------------------------

(1) The fund has a master/feeder structure as described on page 21. This table shows the fund's estimated expenses and its estimated share of master portfolio expenses for the fiscal period 11/5/97 (commencement of operations) through 10/31/98, before reimbursement, expressed as a percentage of the fund's average net assets.

(2) AFTER REIMBURSEMENT, OTHER EXPENSES AND TOTAL OPERATING EXPENSES ARE 0.55% AND 1.00%, RESPECTIVELY. This reimbursement arrangement can be changed or terminated after 2/28/99 at any time at the option of J.P. Morgan.



                                     J.P. MORGAN GLOBAL STRATEGIC INCOME FUND  7

J.P. MORGAN EMERGING
MARKETS DEBT FUND
--------------------------------------------------------------------------------
                                        REGISTRANT: J.P. MORGAN FUNDS
                                        (J.P. MORGAN EMERGING MARKETS DEBT FUND)


[GRAPHIC]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.


[GRAPHIC]
GOAL

The fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. This goal can be changed without shareholder approval.


[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most Western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally range between four and six years, similar to that of the Emerging Markets Bond Index Plus. The fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories (or are the unrated equivalent).

In addition to the investment process described on page 17, the management team makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

The fund's share price and total return will vary in response to changes in emerging bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. This volitility will be compounded if the fund concentrates its investments in a small number of countries. Emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $1.6 billion using the same strategy as the fund.

The portfolio management team is led by Andrew F. Goldberg, vice president, who has been at J.P. Morgan since 1990, and Michael Cembalest, vice president, who has been at J.P. Morgan from 1988 to January 1998 and since June 1998. Prior to joining the portfolio management team, Mr. Goldberg oversaw the capital research group's research into fixed income and derivatives markets, and Mr. Cembalest was responsible for sovereign debt analysis in the emerging markets group. From January 1998 to June 1998, Mr. Cembalest was a portfolio manager at Morgan Stanley.



--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the fund should understand that:

- There is no assurance that the fund will meet its investment goal.

- The fund does not represent a complete investment program.


8  J.P. MORGAN EMERGING MARKETS DEBT FUND

--------------------------------------------------------------------------------
INVESTOR EXPENSES


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees               0.70

Marketing (12b-1) fees        none

Other expenses(2)             1.70
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(2)         2.40
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXPENSE EXAMPLE
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                         1 yr.     3 yrs.

YOUR COST($)              243       748
--------------------------------------------------------------------------------



(1) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal period before reimbursement, expressed as a percentage of average net assets.

(2) AFTER REIMBURSEMENT, OTHER EXPENSES AND TOTAL OPERATING EXPENSES ARE 0.55% AND 1.25%, RESPECTIVELY. This reimbursement arrangement can be changed or terminated at any time after 4/30/99 at the option of J.P. Morgan.



                                       J.P. MORGAN EMERGING MARKETS DEBT FUND  9

J.P. MORGAN
TAX EXEMPT
BOND FUND                                    TICKER SYMBOL: PPTBX
--------------------------------------------------------------------------------
                                             REGISTRANT: J.P. MORGAN FUNDS
                                             (J.P. MORGAN TAX EXEMPT BOND FUND)


[GRAPHIC]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC]
GOAL

The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in high quality municipal securities that it believes have the potential to provide high current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 17.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $8 billion using the same strategy as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in May of 1997 and has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined the team in January of 1996 and has been at J.P. Morgan since August of 1994. Prior to joining J.P. Morgan, Ms. Young was a municipal bond trader and fixed income portfolio manager at Scudder, Stevens, & Clark, Inc.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the fund should understand that:

- There is no assurance that the fund will meet its investment goal.

- The fund does not represent a complete investment program.


10  J.P. MORGAN TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.(1)

The fund's past performance does not necessarily indicate how the fund will perform in the future.




[GRAPH]


YEAR-BY-YEAR TOTAL RETURN (%)      Shows changes in returns by calendar year(2,3)
----------------------------------------------------------------------------------------------------------------------------------
                                   1988      1989      1990      1991      1992      1993      1994      1995      1996      1997
J.P. MORGAN TAX EXEMPT BOND FUND   7.38      8.25      6.87      10.92     7.47      9.58      (2.70)    13.40     3.54      7.42
----------------------------------------------------------------------------------------------------------------------------------


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.52% (for the quarter ended 6/30/85); and the lowest quarterly return was -3.08% (for the quarter ended 3/31/94).




AVERAGE ANNUAL TOTAL RETURN (%)    Shows performance over time, for periods ended December 31, 1997(2)
------------------------------------------------------------------------------------------------------------------------------
                                                                        PAST 1 YR.   PAST 5 YRS.    PAST 10 YRS.
J.P. MORGAN TAX EXEMPT BOND FUND (after expenses)                          7.42         6.10           7.13
LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX  (no expenses)   7.33         6.52           7.53
LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX  (no expenses)              7.97         N/A            N/A
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
INVESTOR EXPENSES


The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(4) (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management fees               0.30

Marketing (12b-1) fees        none

Other expenses                0.39
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES            0.69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXPENSE EXAMPLE
--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                    1 yr.     3 yrs.    5 yrs.    10 yrs.

YOUR COST($)         70        221       384        859
--------------------------------------------------------------------------------

(1) The fund's benchmark changed from the Lehman Brothers Quality Intermediate Municipal Bond Index, a widely recognized, unmanaged index of general obligation and revenue bonds rated A or better with maturities of 2-12 years, to the Lehman Brothers 1-16 Year Municipal Bond Index on 5/1/97 because this index provided a broader mix of municipal securities and included municipal securities rated below A.

(2) The fund commenced operations on 7/12/93. For the period 1/1/88 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund, which commenced operations on 10/3/84.

(3) The fund's fiscal year end is 8/31. For the period 1/1/98 through 9/30/98, the total return for the fund was 4.97% and the total return for the index was 5.44% .

(4) The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, using the current fees as if they had been in effect during the past fiscal year, expressed as a percentage of the fund's average net assets.



                                            J.P. MORGAN TAX EXEMPT BOND FUND  11

J.P. MORGAN NEW YORK
TAX EXEMPT BOND FUND                TICKER SYMBOL: PPNYX
--------------------------------------------------------------------------------
                                    REGISTRANT: J.P. MORGAN FUNDS
                                    (J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND)



[GRAPHIC]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC]
GOAL

The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York state and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $8 billion using the same strategy as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June of 1997.

-----------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the fund should understand that:

-    There is no assurance that the fund will meet its investment goal.

-    The fund does not represent a complete investment program.


12  J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

-----------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan New York Tax Exempt Bond Fund.

The table indicates the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.(1)

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year since the fund's inception date.

The fund's past performance does not necessarily indicate how the fund will perform in the future.




YEAR-BY-YEAR TOTAL RETURN (%)      Shows changes in returns by calendar year(3)
[GRAPH]


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1995           1996           1997

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND                                                 13.03           3.96           7.41

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.80% (for the quarter ended 3/31/95) and the lowest quarterly return was -0.88%(for the quarter ended 12/31/94).




AVERAGE ANNUAL TOTAL RETURN (%)   Shows performance over time, for periods ended December 31, 1998


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PAST 1 YR.   LIFE OF FUND(2)

J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND (after expenses)                                                7.41           6.63
----------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS NEW YORK 1-15 YEAR MUNICIPAL BOND INDEX (no expenses)                                     8.73           7.73
----------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX (no expenses)                                              7.97           7.29
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4) (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------


Management fees               0.30

Marketing (12b-1) fees        none

Other expenses(5)             0.52
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(5)         0.82
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXPENSE EXAMPLE

--------------------------------------------------------------------------------


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                    1 yr.          3 yrs.         5 yrs.         10 yrs.

YOUR COST($)         84             262            455           1,014
--------------------------------------------------------------------------------

(1) The fund's benchmark changed from the Lehman Brothers New York 1-15 Year Municipal Bond Index, a widely recognized, unmanaged index of New York general obligation and revenue bonds with maturities of 1-15 years, to the Lehman Brothers 1-16 Year Municipal Bond Index on 5/1/97 because this index provided a broader mix of municipal securities and was not concentrated in New York City bonds.

(2) The fund commenced operations on 4/11/94, and returns reflect performance of the fund from 4/30/94.

(3) The fund's fiscal year end is 3/31. For the period 1/1/98 through 9/30/98, the total return for the fund was 4.87% and the total return for the index was 5.44%.

(4) The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

(5) AFTER REIMBURSEMENT, OTHER EXPENSES AND TOTAL OPERATING EXPENSES ARE 0.40% AND 0.70%, RESPECTIVELY. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.



                                   J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND  13

J.P. MORGAN CALIFORNIA
BOND FUND
------------------------------------------------------------------------------
                             REGISTRANT: J.P. MORGAN SERIES TRUST
                             (J.P. MORGAN CALIFORNIA BOND FUND: SELECT SHARES)


[GRAPHIC]
RISK/RETURN SUMMARY

For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC]
GOAL

The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC]
INVESTMENT APPROACH


The fund invests primarily in California municipal securities that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $8 billion using the same strategy as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June of 1997.

------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the fund should understand that:

-    There is no assurance that the fund will meet its investment goal.

-    The fund does not represent a complete investment program.


14  J.P. MORGAN CALIFORNIA BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (UNAUDITED)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan California Bond Fund.(1)

The bar chart indicates the risks by showing the performance of the fund's shares during its first complete calendar year of operation.

The table indicates the risks by showing how the fund's average annual returns for the past year compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.




TOTAL RETURN (%)    Shows changes in returns by calendar year(1,2)
-----------------------------------------------------------------------------------------------------------------------------------
[GRAPH]


                                                                                                                         1997

J.P. MORGAN CALIFORNIA BOND FUND: SELECT SHARES(1) (a separate class of shares)                                          7.72


For the period covered by this total return chart, the fund's highest quarterly return was 3.46%(for the quarter ended 9/30/98) and the lowest quarterly return was -0.34% (for the quarter ended 3/31/97).




AVERAGE ANNUAL TOTAL RETURN (%)                Shows performance over time, for period ended December 31, 1997(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     PAST 1 YR.

J.P. MORGAN CALIFORNIA BOND FUND: SELECT SHARES (a separate class of shares) (after expenses)                            7.72
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX (no expenses)                                                             7.97
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3) (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------



Management fees               0.30

Marketing (12b-1) fees        none

Other expenses(4)             0.70
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES(4)         1.00
--------------------------------------------------------------------------------


EXPENSE EXAMPLE


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.



--------------------------------------------------------------------------------
                         1 yr.          3 yrs.         5 yrs.         10 yrs.

YOUR COST($)              102            318            552            1,225
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) The fund commenced operations on 4/21/97 and returns reflect performance of J.P. Morgan California Bond Fund: Institutional Shares (a separate class of shares) from 12/31/96 through 12/31/97. Performance during this period reflects operating expenses which are 0.20% of net assets lower than those of the fund. Accordingly, performance returns for the fund would have been lower if an investment had been made in the fund during the same time period.

(2) The fund's fiscal year end is 4/30. For the period 1/1/98 through 9/30/98, the total return for J.P. Morgan California Bond Fund: Select Shares was 5.08% and the total return for the index was 5.44%.

(3) This table shows expenses for the past fiscal year before reimbursement, expressed as a percentage of average net assets.

(4) AFTER REIMBURSEMENT, OTHER EXPENSES AND TOTAL OPERATING EXPENSES ARE 0.35% AND 0.65%, RESPECTIVELY. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.




                                             J.P. MORGAN CALIFORNIA BOND FUND 15

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $275 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN FIXED INCOME FUNDS

These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.

THE SPECTRUM OF FIXED INCOME FUNDS

The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

-    the types of securities they hold

-    the tax status of the income they offer

-    the relative emphasis on current income versus total return

[GRAPH]
POTENTIAL RISK AND RETURN
The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST

The funds are designed for investors who:

-    want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-    want an investment that pays monthly dividends

- with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

- with regard to the state-specific funds, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York or California

     The funds are NOT designed for investors who:

-    are investing for aggressive long-term growth

-    require stability of principal

- with regard to the Global Strategic Income or Emerging Markets Debt funds, are not prepared to accept a higher degree of risk than most traditional bond funds

- with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA


16  FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different ones, helping the funds to limit exposure to concentrated sources of risk.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC]
The funds invest across a range of
different types of securities

--------------------------------------------------------------------------------

SECTOR ALLOCATION The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which a fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
Each fund makes its portfolio decisions
as described earlier in this prospectus

--------------------------------------------------------------------------------

SECURITY SELECTION Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to each fund's goal and strategy.

[GRAPHIC]
J.P. Morgan uses a disciplined process
to control each fund's sensitivity to
interest rates

--------------------------------------------------------------------------------

DURATION MANAGEMENT Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration (a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the funds and make tactical adjustments as necessary.



                                            FIXED INCOME MANAGEMENT APPROACH  17

YOUR INVESTMENT
-------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call
     1-800-521-5411.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

-    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

     BY WIRE

-    Mail your completed application to the Shareholder Services Agent.

- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- After placing your purchase order, instruct your bank to wire the amount of your investment to:

     State Street Bank & Trust Company
     ROUTING NUMBER: 011-000-028
     CREDIT: J.P. Morgan Funds
     ACCOUNT NUMBER: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name

     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.

-    Mail the check with your completed application to the Transfer Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.

- Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.


18  YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

     BY PHONE -- WIRE PAYMENT

- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     BY PHONE -- CHECK PAYMENT

- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     IN WRITING

- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

-    Indicate whether you want the proceeds sent by check or by wire.

- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

-    Mail the letter to the Shareholder Services Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.


     REDEMPTION IN KIND

- Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

EXCHANGES You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.


BUSINESS HOURS AND NAV CALCULATIONS The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

--------------------------------------------------------------------------------

TRANSFER AGENT                               SHAREHOLDER SERVICES AGENT
STATE STREET BANK AND TRUST COMPANY          J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                522 Fifth Avenue
Boston, MA 02266-8411                        New York, NY 10036
Attention: J.P. Morgan Funds Services        1-800-521-5411

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                             YOUR INVESTMENT  19

-------------------------------------------------------------------------------
TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.


Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.


TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
TRANSACTION                             TAX STATUS
--------------------------------------------------------------------------------
Income dividends from the               Exempt from federal, state,
New York Tax Exempt Bond                and New York City personal
Fund                                    income taxes for New York
                                        residents only
--------------------------------------------------------------------------------
Income dividends from the               Exempt from federal and state
California Bond Fund                    personal income taxes for
                                        California residents only
--------------------------------------------------------------------------------
Income dividends from the               Exempt from federal personal
Tax Exempt Bond Fund                    income taxes
--------------------------------------------------------------------------------
Income dividends from                   Ordinary income
all other funds
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                   Capital gains or
shares owned for more                   losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                   Gains are treated as ordinary
shares owned for one year               income; losses are subject
or less                                 to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


20  YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund (except the California Bond Fund) is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
ADVISORY SERVICES                      Percentage of the master
                                       portfolio's average net assets
--------------------------------------------------------------------------------

Short Term Bond                                   0.25%
--------------------------------------------------------------------------------
Bond                                              0.30%
--------------------------------------------------------------------------------
Global Strategic Income                           0.45%
--------------------------------------------------------------------------------
Emerging Markets Debt                             0.70%
--------------------------------------------------------------------------------
Tax Exempt Bond                                   0.30%
--------------------------------------------------------------------------------
New York Tax Exempt Bond                          0.30%
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                Master portfolio's and fund's pro-rata
(fee shared with Funds                 portions of 0.09% of the first $7
Distributor, Inc.)                     billion in J.P. Morgan-advised
                                       portfolios, plus 0.04% of average net
                                       assets over $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                   0.25% of each fund's average net assets
--------------------------------------------------------------------------------


The California Bond Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
ADVISORY SERVICES                      0.30% of each fund's average net assets
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                Fund's pro-rata portion of 0.09% of the
(fee shared with Funds                 first $7 billion in J.P. Morgan-advised
Distributor, Inc.)                     portfolios, plus 0.04% of average net
                                       assets over $7 billion
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES                   0.25% of the fund's average net assets
--------------------------------------------------------------------------------


J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


YEAR 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the funds' other service providers and other entities with computer systems linked to the funds do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund



                                                                FUND DETAILS  21

-------------------------------------------------------------------------------
operations and shareholders. In addition, to the extent that operations of issuers of securities held by the funds are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the funds will decline.

THE EURO Effective January 1, 1999 the euro, a single multinational currency, will replace the national currencies of certain countries in the Economic Monetary Union (EMU).

J.P. Morgan has identified the following potential risks to the funds that invest in foreign securities, after the conversion: The risk that the valuation of assets is not properly converted from the national currency to euro; currency risk resulting from increased volatility in exchange rates between EMU countries and non-participating countries; the inability of any of the fund, its service providers and the issuers of the fund's portfolio securities to make information technology updates timely; and the potential unenforceability of contracts. There have been recent laws and regulations designed to ensure the continuity of contracts, however there is a risk that the valuation of contracts will be negatively impacted after the conversion. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent problems associated with the conversion from adversely impacting fund operations and shareholders.



22  FUND DETAILS

------------------------------------------------------------------------------





                      (THIS PAGE IS INTENTIONALLY LEFT BLANK)

-------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics (described on pages 2-15). It also outlines each fund's policies toward various securities, including those that are designed to help certain funds manage risk.


-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-  Each fund's share price, yield,        -   Bonds have generally outperformed     -   Under normal circumstances the funds plan
   and total return will fluctuate in         money market investments over the         to remain fully invested in bonds and other
   response to bond market movements          long term, with less risk than            fixed income securities as noted in the
                                              stocks                                    table on pages 26-27

-  The value of most bonds will fall      -   Most bonds will rise in value         -   The funds seek to limit risk and enhance
   when interest rates rise; the              when interest rates fall                  total return or yields through careful
   longer a bond's maturity and the                                                     management, sector allocation, individual
   lower its credit quality, the more     -   Mortgage-backed and asset-backed          securities selection, and duration
   its value typically falls                  securities can offer attractive           management
                                              returns
-  Adverse market conditions may from                                               -   During severe market downturns, the funds
   time to time cause a fund to take                                                    have the option of investing up to 100% of
   temporary defensive positions that                                                   assets in investment-grade short-term
   are inconsistent with its principal                                                  securities
   investment strategies and may
   hinder a fund from achieving its                                                 -   J.P. Morgan monitors interest rate trends,
   investment objective                                                                 as well as geographic and demographic
                                                                                        information related to mortgage-backed
-  Mortgage-backed and asset-backed                                                     securities and mortgage prepayments
   securities (securities representing
   an interest in, or secured by, a
   pool of mortgages or other assets
   such as receivables) could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later than
   anticipated

-----------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
-  The default of an issuer would         -   Investment-grade bonds have a         -   Each fund maintains its own policies for
   leave a fund with unpaid interest          lower risk of default                     balancing credit quality against potential
   or principal                                                                         yields and gains in light of its investment
                                          -   Junk bonds offer higher yields            goals
-  Junk bonds (those rated BB/Ba or           and higher potential gains
   lower) have a higher risk of                                                     -   J.P. Morgan develops its own ratings of
   default, tend to be less liquid,                                                     unrated securities and makes a credit
   and may be more difficult to value                                                   quality determination for unrated
                                                                                        securities


-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
-  A fund could lose money because of     -   Foreign bonds, which represent a       -  Foreign bonds are a primary investment only
   foreign government actions,                major portion of the world's fixed        for the Global Strategic Income and
   political instability, or lack of          income securities, offer attractive       Emerging Markets Debt funds and may be a
   adequate and accurate information          potential performance and                 significant investment for the Short Term
                                              opportunities for diversification         Bond and Bond funds; the Tax Exempt Bond,
-  Currency exchange rate movements                                                     New York Tax Exempt Bond and California
   could reduce gains or create losses    -   Favorable exchange rate movements         Bond funds are not permitted to invest any
                                              could generate gains or reduce            assets in foreign bonds
-  Currency and investment risks tend         losses
   to be higher in emerging markets                                                 -   To the extent that a fund invests in
                                          -   Emerging markets can offer higher         foreign bonds, it may manage the currency
                                              returns                                   exposure of its foreign investments
                                                                                        relative to its benchmark, and may hedge a
                                                                                        portion of its foreign currency exposure
                                                                                        into the U.S. dollar from time to time
                                                                                        (see also "Derivatives"); these currency
                                                                                        management techniques may not be available
                                                                                        for certain emerging markets investments
-----------------------------------------------------------------------------------------------------------------------------------



24  FUND DETAILS

-----------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  A fund could underperform its          -   A fund could outperform its           -   J.P. Morgan focuses its active management
   benchmark due to its sector,               benchmark due to these same               on those areas where it believes its
   securities or duration choices             choices                                   commitment to research can most enhance
                                                                                        returns and manage risks in a consistent
                                                                                        way


-----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures,           -   Hedges that correlate well with       -   The funds use derivatives, such as futures,
   options, swaps and forward foreign         underlying positions can reduce or        options, swaps and forward foreign currency
   currency contracts that are used for       eliminate losses at low cost              contracts, for hedging and for risk
   hedging the portfolio or specific                                                    management (i.e., to adjust duration or to
   securities may not fully offset the    -   A fund could make money and               establish or adjust exposure to particular
   underlying positions(1) and this could     protect against losses if                 securities, markets, or currencies); risk
   result in losses to the fund that          management's analysis proves              management may include management of a
   would not have otherwise occurred          correct                                   fund's exposure relative to its benchmark;
                                                                                        the Tax Exempt Bond, New York Tax Exempt
-  Derivatives used for risk              -   Derivatives that involve                  Bond and California Bond funds are
   management may not have the intended       leverage could generate                   permitted to enter into futures and
   effects and may result in losses or        substantial gains at low cost             options transactions, however, these
   missed opportunities                                                                 transactions result in taxable gains or
                                                                                        losses so it is expected that these funds
   The counterparty to a derivatives                                                    will utilize them infrequently; forward
   contract could default                                                               foreign currency contracts are not
                                                                                        permitted to be used by the Tax Exempt
-  Certain types of derivatives                                                         Bond, New York Tax Exempt Bond and
   involve costs to the funds which                                                     California Bond funds
   can reduce returns
                                                                                    -   The funds only establish hedges that they
-  Derivatives that involve                                                             expect will be highly correlated with
   leverage could magnify losses                                                        underlying positions


                                                                                    -   While the funds may use derivatives that
                                                                                        incidentally involve leverage, they do not
                                                                                        use them for the specific purpose of
                                                                                        leveraging their portfolios

-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-  A fund could have difficulty           -   These holdings may offer more         -   No fund may invest more than 15% of net
   valuing these holdings precisely           attractive yields or potential            assets in illiquid holdings
                                              growth than comparable widely
-  A fund could be unable to sell             traded securities                     -   To maintain adequate liquidity to meet
   these holdings at the time or                                                        redemptions, each fund may hold
   price desired                                                                        investment-grade short-term securities
                                                                                        (including repurchase agreements) and, for
                                                                                        temporary or extraordinary purposes, may
                                                                                        borrow from banks up to 33 1/3% of the
                                                                                        value of its assets

-----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When a fund buys securities before     -   A fund can take advantage of          -   Each fund uses segregated accounts to
   issue or for delayed delivery,             attractive transaction                    offset leverage risk
   it could be exposed to leverage            opportunities
   risk if it does not use
   segregated accounts

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading would raise a        -   A fund could realize gains in a       -   The expected turnover rate for each fund
   fund's transaction costs                   short period of time                      is as follows:
                                                                                        - Tax Exempt Bond                       50%
-  Increased short-term capital gains     -   A fund could protect against              - New York Tax Exempt Bond,
   distributions would raise                  losses if a bond is overvalued                California Bond                     75%
   shareholders' income tax liability         and its value later falls                 - Short Term Bond, Bond,
                                                                                            Global Strategic Income            300%
                                                                                        - Emerging Markets Debt                350%

                                                                                    -   The funds generally avoid short-term
                                                                                        trading, except to take advantage of
                                                                                        attractive or unexpected opportunities or
                                                                                        to meet demands generated by shareholder
                                                                                        activity
-----------------------------------------------------------------------------------------------------------------------------------



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.



                                                                FUND DETAILS  25

--------------------------------------------------------------------------------
INVESTMENTS
--------------------------------------------------------------------------------


This table discusses the customary types of investments which can be held by each fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.
-------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
-------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
-------------------------------------------------------------------------------
CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
-------------------------------------------------------------------------------
CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
-------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
-------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS The purchase of mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.
-------------------------------------------------------------------------------
PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.
-------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.
-------------------------------------------------------------------------------
REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby the seller of a security agrees to repurchase the same security from the buyer on a particular date and at a specific price.
-------------------------------------------------------------------------------
SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
-------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
-------------------------------------------------------------------------------
SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.
-------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
-------------------------------------------------------------------------------
ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES  Domestic and foreign
securities offering non-cash or delayed-cash payment.   Their prices are
typically more volatile than those of some other debt instruments and involve certain special tax considerations.
-------------------------------------------------------------------------------

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.



26             FUND DETAILS



/-/ Permitted (and if applicable, percentage limitation)
        percentage of total assets        - BOLD
        percentage of net assets          - ITALIC
/ / Permitted, but not typically used
+   Permitted, but no current intention of use
--  Not permitted

      PRINCIPAL TYPES OF RISK
                                                                   GLOBAL     EMERGING       TAX          NEW YORK
                                          SHORT TERM             STRATEGIC    MARKETS      EXEMPT        TAX EXEMPT    CALIFORNIA
                                             BOND         BOND     INCOME      DEBT         BOND           BOND          BOND
-----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate,
market, prepayment                        /-/          /-/         /-/         / /          / /         / /          / /
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency,
liquidity, political                      /-/(1)       /-/(1)      /-/         /-/          / /Domestic / /Domestic  / /Domestic
                                                                                               Only        Only         Only
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate,
liquidity, market, political              /-/          /-/         / /         / /          /-/         /-/          /-/
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate,
liquidity, market, political,             /-/25%       /-/25%      / /         /-/          --          --           --
valuation                                    Foreign      Foreign
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate,
liquidity, market, political,             /-/25%       /-/25%      /-/         /-/          --          --           --
valuation                                   Foreign       Foreign
-----------------------------------------------------------------------------------------------------------------------------------
credit, environmental, extension,
interest rate, liquidity, market,         /-/          /-/         /-/         +            +           +            +
natural event, political,
prepayment, valuation
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension,
interest rate, leverage, market,
political, prepayment                     /-/          /-/         /-/         / /          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
currency, extension, interest rate,
leverage, liquidity, market,
political, prepayment                     /-/ 33 1/3%  /-/ 33 1/3% /-/ 33 1/3%     --           --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest
rate, liquidity, political, prepayment    /-/          /-/         /-/         /-/          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity,
market, valuation                         /-/          /-/         /-/         /-/          /-/         /-/          /-/
-----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity,
market, natural event, prepayment,
valuation                                 /-/          /-/         /-/         --           --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
credit                                    /-/          /-/         /-/         /-/          / /         / /          / /
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate,
market, political                         /-/          /-/         /-/         /-/          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate,
leverage, market, political               /-/          /-/         /-/         /-/          /-/         --           --
-----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, leverage,
liquidity, market                         --           --          --          --           /-/         /-/          /-/
-----------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market,
natural event, political                  / /          / /         --          --           /-/(2)      /-/(2)       /-/(2)
-----------------------------------------------------------------------------------------------------------------------------------
interest rate                             /-/          /-/         /-/         /-/          /-/         /-/          /-/
-----------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate,
liquidity, market, political,
valuation                                 /-/          /-/         /-/         /-/          /-/         /-/          /-/
-----------------------------------------------------------------------------------------------------------------------------------


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.

(2)  At least 65% of assets must be in tax exempt securities (for New York
     Total Return Bond and California Bond funds, the 65% must be in New York or California municipal securities, respectively).



                                                               FUND DETAILS  27

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.


-------------------------------------------------------------------------------
J.P. MORGAN SHORT TERM BOND FUND


PER-SHARE DATA     For fiscal periods ended
-----------------------------------------------------------------------------------------------------------------------------------
                                                       10/31/93(1)   10/31/94    10/31/95     10/31/96    10/31/97      4/30/98
                                                                                                                     (unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD ($)                    10.00        9.99        9.60         9.84        9.86         9.85
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                  0.10        0.45        0.57         0.53        0.58         0.29
  Net realized and unrealized gain (loss)
  on investment ($)                                         (0.01)      (0.39)       0.24         0.02       (0.01)          --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                         0.09        0.06        0.81         0.55        0.57         0.29
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                 (0.10)      (0.45)      (0.57)       (0.53)      (0.58)       (0.29)
NET ASSET VALUE, END OF PERIOD ($)                           9.99        9.60        9.84         9.86        9.85         9.85
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                            0.94(2)      0.61        8.70         5.77        5.98         2.98(2)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                     6,842       6,008      10,330        8,207      14,519       23,220
-----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                0.67(3)      0.69        0.67         0.62        0.50         0.50(3)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                   3.44(3)      4.49        5.88         5.42        5.94         5.91(3)
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE
TO EXPENSE REIMBURSEMENT (%)                                 1.83(3,4)   1.36        0.81         0.99        0.88         0.51(3)
-----------------------------------------------------------------------------------------------------------------------------------

(1) The fund commenced operations on 7/8/93.
(2) Not annualized.
(3) Annualized.
(4) After consideration of certain state limitations.



28  FUND DETAILS

-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN BOND FUND

PER-SHARE DATA    For fiscal periods ended
-----------------------------------------------------------------------------------------------------------------------------------
                                                         10/31/93(1) 10/31/94    10/31/95     10/31/96    10/31/97      4/30/98
                                                                                                                      (unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD ($)                    10.52       11.00        9.64        10.41       10.30        10.42
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                  0.54        0.55        0.64         0.62        0.66         0.33
  Net realized and unrealized gain (loss)
  on investment ($)                                          0.67       (0.91)       0.77        (0.11)       0.18         0.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                         1.21       (0.36)       1.41         0.51        0.84         0.36
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                 (0.54)      (0.55)      (0.64)       (0.62)      (0.65)       (0.33)
  Net realized gain (loss) ($)                              (0.19)      (0.45)         --           --       (0.07)          --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                                     (0.73)      (1.00)      (0.64)       (0.62)      (0.72)       (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                          11.00        9.64       10.41        10.30       10.42        10.45
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                            11.97       (3.50)      15.10         5.13        8.58         3.54(2)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                   103,572     112,049     143,004      149,207     169,233      194,024
-----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                 0.81        0.78        0.69         0.66        0.68         0.66(3)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                    5.01        5.43        6.40         6.08        6.41         6.44(3)
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                    0.08        0.01          --           --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER (%)                                        236(1)       --          --           --          --           --
-----------------------------------------------------------------------------------------------------------------------------------

(1) 1993 portfolio turnover reflects the period 11/1/92 to 7/11/93. On 7/11/93 the fund's predecessor contributed all of its investable assets to The U.S. Fixed Income Portfolio.
(2) Not annualized.
(3) Annualized.
(4) Less than 0.01%.


-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

PER-SHARE DATA    For fiscal periods ended
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4/30/98(1)
                                                                                                                       (unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD ($)                                                                                  10.21
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                                                                                0.35
  Net realized and unrealized gain
  on investment and foreign currency ($)                                                                                   0.15
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                                       0.50
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                                                                               (0.36)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                                                                                                   (0.36)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                                                                        10.35
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                                                                           4.92(2)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                                                                                  11,320
-----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                                                                               1.00(3)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                                                                                  6.87(3)
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                                                                                  1.17(3)
-----------------------------------------------------------------------------------------------------------------------------------

(1) The fund commenced operations on 11/5/97.
(2) Not annualized.
(3) Annualized.


                                                                FUND DETAILS  29

-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN EMERGING MARKETS DEBT FUND


PER-SHARE DATA    For fiscal periods ended
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          12/31/97(1)   6/30/98
                                                                                                                       (unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD ($)                                                                     10.00         9.76
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                                                                   0.58         0.47
  Net realized and unrealized loss
  on investment and foreign currency ($)                                                                     (0.05)       (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                          0.53        (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                                                                  (0.58)       (0.42)
  Excess of net investment income ($)                                                                        (0.02)          --
  Net realized gain ($)                                                                                      (0.17)          --
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS ($)                                                                                    (0.77)       (0.42)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                                                            9.76         9.17
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                                                              5.47(2)     (1.91)(2)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                                                                     11,978       12.213
-----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                                                                 1.25(3)       1.25(3)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                                                                     9.71(3)      9.72(3)
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                                                                     1.15(3)      2.54(3)
-----------------------------------------------------------------------------------------------------------------------------------


(1)  The fund commenced operations on 4/17/97.
(2)  Not Annualized.
(3)  Annualized.



-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN TAX EXEMPT BOND FUND

PER-SHARE DATA    For fiscal periods ended
-----------------------------------------------------------------------------------------------------------------------------------
                                                          8/31/93     8/31/94     8/31/95      8/31/96     8/31/97      8/31/98

NET ASSET VALUE, BEGINNING OF PERIOD ($)                    11.60       12.04       11.45        11.73       11.63        11.85
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                  0.55        0.51        0.55         0.55        0.55         0.54
  Net realized and unrealized gain (loss)
  on investment ($)                                          0.56       (0.35)       0.29        (0.08)       0.24         0.30
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                         1.11        0.16        0.84         0.47        0.79         0.84
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                 (0.55)      (0.51)      (0.55)       (0.55)      (0.55)       (0.54)
  Net realized gain (loss) ($)                              (0.12)      (0.24)      (0.01)       (0.02)      (0.02)       (0.00)(2)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                                     (0.67)      (0.75)      (0.56)       (0.57)      (0.57)       (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                          12.04       11.45       11.73        11.63       11.85        12.15
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                             9.88        1.35        7.63         4.01        6.95         7.21
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                   485,013     392,460     352,005      369,987     401,007      439,225
-----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                 0.74        0.71        0.71         0.64        0.64         0.64
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                    4.64        4.39        4.87         4.67        4.67         4.44
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                    0.01          --          --           --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER (%)                                        41(1)        --          --           --          --           --
-----------------------------------------------------------------------------------------------------------------------------------


(1) 1993 portfolio turnover reflects the period 9/1/92 to 7/11/93 and has not been annualized. On 7/11/93, the fund's predecessor contributed all of its investable assets to The Tax Exempt Bond Portfolio.

(2)  Less than $0.01 per share.

30   FUND DETAILS


-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

PER-SHARE DATA    For fiscal periods ended March 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   1995(1)        1996        1997         1998

NET ASSET VALUE, BEGINNING OF PERIOD ($)                                            10.00        10.11       10.34        10.28
Income from investment operations:
  Net investment income ($)                                                          0.40         0.46        0.46         0.46
  Net realized and unrealized gain (loss)
  on investment ($)                                                                  0.11         0.26       (0.03)        0.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                 0.51         0.72        0.43         0.86
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                                         (0.40)       (0.46)      (0.46)       (0.46)
  Net realized gain ($)                                                                --        (0.03)      (0.03)       (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                                                             (0.40)       (0.49)      (0.49)       (0.52)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                                                  10.11        10.34       10.28        10.62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                                     5.26(2)      7.16        4.19         8.49
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                                            38,137       50,523      56,198       85,161
-----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                                        0.75(3)       0.75        0.75         0.71
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                                           4.31(3)       4.43        4.44         4.33
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                                           0.22(3)       0.04        0.06         0.06
-----------------------------------------------------------------------------------------------------------------------------------


(1)  The fund commenced operations on 4/11/94.
(2)  Not Annualized.
(3)  Annualized.



                                                                FUND DETAILS  31


-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN CALIFORNIA BOND FUND

PER-SHARE DATA    For fiscal periods ended April 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             1997(1)       1998

NET ASSET VALUE, BEGINNING OF PERIOD ($)                                                                     10.00        10.04
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                                                                   0.01         0.41
  Net realized and unrealized gain (loss)
  on investment ($)                                                                                           0.04         0.31
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                          0.05         0.72
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                                                                  (0.01)       (0.41)
NET ASSET VALUE, END OF PERIOD ($)                                                                           10.04        10.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                                                              0.51(2)      7.20
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                                                                        302        5,811
-----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                                                                  0.62(3)      0.65
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                                                                     4.52(3)      3.94
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                                                                     0.55(3)      0.35
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER (%)                                                                                          40(2)        44
-----------------------------------------------------------------------------------------------------------------------------------


(1)  The fund commenced operations on 4/21/97.
(2)  Not Annualized.
(3)  Annualized.



32  FUND DETAILS

--------------------------------------------------------------------------------



                      (THIS PAGE IS INTENTIONALLY LEFT BLANK)







                                                                FUND DETAILS  33

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. MORGAN FUNDS
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

TELEPHONE:  1-800-521-5411

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:


J.P. Morgan Short Term Bond Fund . . . . . . . . . .   811-07340 and 033-54632
J.P. Morgan Bond Fund. . . . . . . . . . . . . . . .   811-07340 and 033-54632
J.P. Morgan Global Strategic Income Fund . . . . . .   811-07340 and 033-54632
J.P. Morgan Emerging Markets Debt Fund . . . . . . .   811-07340 and 033-54632
J.P. Morgan Tax Exempt Bond Fund . . . . . . . . . .   811-07340 and 033-54632
J.P. Morgan New York Tax Exempt Bond Fund. . . . . .   811-07340 and 033-54632
J.P. Morgan California Bond Fund . . . . . . . . . .   811-07795 and 333-11125


J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


J.P. MORGAN
--------------------------------------------------------------------------------
J.P. MORGAN FUNDS

ADVISOR                                      DISTRIBUTOR
J.P. Morgan Investment Management Inc.       Funds Distributor, Inc.
522 Fifth Avenue                             60 State Street
New York, NY 10036                           Boston, MA 02109
1-800-521-5411                               1-800-221-7930


RFICP_9811

*****************************************************************************

--------------------------------------------------------------------------------
                                                   November 2, 1998 | Prospectus
================================================================================



J.P. MORGAN INSTITUTIONAL
FIXED INCOME FUNDS

                                            ====================================
                                            Seeking high total return or current
                                            income by investing primarily in
                                            fixed income securities.


Short Term Bond Fund

Bond Fund

International Bond Fund

Global Strategic Income Fund

Tax Exempt Bond Fund

New York Tax Exempt Bond Fund

California Bond Fund





This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.


As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.


Distributed by Funds Distributor, Inc.                  [LOGO] JPMorgan

Contents

================================================================================================================


                                   2 |  J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS

Each fund's goal, investment approach,  J.P. Morgan Institutional Short Term Bond Fund........................ 2
risks, expenses, and performance
                                        J.P. Morgan Institutional Bond Fund................................... 4

                                        J.P. Morgan Institutional International Bond Fund..................... 6

                                        J.P. Morgan Institutional Global Strategic Income Fund................ 8

                                        J.P. Morgan Institutional Tax Exempt Bond Fund........................10

                                        J.P. Morgan Institutional New York Tax Exempt Bond Fund...............12

                                        J.P. Morgan Institutional California Bond Fund........................14


                                  16 |  FIXED INCOME MANAGEMENT APPROACH

Principles and techniques common        J.P. Morgan...........................................................16
to the funds in this prospectus
                                        J.P. Morgan Institutional fixed income funds..........................16

                                       The spectrum of fixed income funds....................................16

                                        Who may want to invest................................................16

                                        Fixed income investment process.......................................17


                                  18 |  YOUR INVESTMENT

Investing in the J.P. Morgan            Investing through a financial professional............................18
Institutional Fixed Income funds
                                        Investing through an employer-sponsored retirement plan...............18

                                        Investing through an IRA or rollover IRA..............................18

                                        Investing directly....................................................18

                                        Opening your account..................................................18

                                        Adding to your account................................................18

                                        Selling shares........................................................19

                                        Account and transaction policies......................................19

                                        Dividends and distributions...........................................20

                                        Tax considerations....................................................20


                                  21 |  Fund Details

More about risk and the funds'          Business structure....................................................21
business operations
                                        Management and administration.........................................21

                                       Risk and reward elements..............................................24

                                        Investments...........................................................26

                                        Financial highlights..................................................28


                                        FOR MORE INFORMATION..........................................back cover



J.P. MORGAN INSTITUTIONAL
SHORT TERM BOND FUND                    |  TICKET SYMBOL: JMSBX
================================================================================
                                REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND)


[GRAPHIC]  RISK/RETURN SUMMARY

           For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.


[GRAPHIC]  GOAL

           The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.



[GRAPHIC]  INVESTMENT APPROACH


           The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. To the extent the fund purchases securities with longer maturities, it may use futures contracts to manage duration.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 17.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $2 billion using the same strategy as the fund.


The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, and William G. Tennille, vice president, who joined the team in January of 1994 and has been at J.P. Morgan since 1992.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

 . There is no assurance that the fund will meet its investment goal.

 . The fund does not represent a complete investment program.

  |
2 | J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
  |

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan Institutional Short Term Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year since the fund's inception date.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

-----------------------------
Year-by-year total return (%)  Shows changes in returns by calendar year/2/
--------------------------------------------------------------------------------
 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

      1994          0.36
      1995         10.80
      1996          5.10
      1997          6.40

J.P. Morgan Institutional Short Term Bond Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.36% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.47% (for the quarter ended 3/31/94).


----------------------------
Average annual total return Shows performance over time, for periods ended December 31, 1997
--------------------------------------------------------------------------------
                                                     Past 1 yr.  Life of fund/1/
J.P. Morgan Institutional Short Term Bond Fund
(after expenses)                                      6.40          5.37
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index (no expenses)   6.66          5.60
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Investor Expenses


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

-----------------------------------------------------
Annual fund operating expenses/3/                 (%)
(expenses that are deducted from fund assets)
-----------------------------------------------------
Management fees                                  0.25
Marketing (12b-1) fees                           none
Other expenses/4/                                0.74
-----------------------------------------------------
Total annual fund
operating expenses/4/                            0.99


--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                               1 yr.       3 yrs.      5 yrs.     10 yrs.
Your cost($)                   101         315         547        1,212
--------------------------------------------------------------------------------

1 The fund commenced operations on 7/8/93 and returns reflect performance of the fund from 7/31/93.

2 The fund's fiscal year end is 10/31. For the period 1/1/98 through 9/30/98, the total return for the fund was 6.34% and the total return for the index was 6.19%.

3 The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

4 The current fee arrangements, which will expire 2/28/99, limit other expenses and total operating expenses to 0.00% and 0.25%, respectively. Effective 3/1/99, after reimbursement, other expenses and total operating expenses will be 0.10% and 0.35%, respectively, and can be changed or terminated at any time at the option of J.P. Morgan.



                                       J.P. MORGAN INSTITUTIONAL BOND FUND  |  3

J.P. MORGAN INSTITUTIONAL BOND FUND           |             TICKER SYMBOL: JMIBX
================================================================================
                                     Registrant: J.P. Morgan Institutional Funds
                                     (J.P. Morgan Institutional Bond Fund)


[GRAPHIC] RISK/RETURN SUMMARY

        For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC] GOAL

        The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.


[GRAPHIC] INVESTMENT APPROACH


        The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) within one year of that of the Salomon Brothers Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $36 billion using the same strategy as the fund.


The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, and Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984. Both have been on the team since January of 1994.

================================================================================
Before you invest

Investors considering the fund should understand that:

o  There is no assurance that the fund will meet its investment goal.

o  The fund does not represent a complete investment program.


  |
4 | J.P. MORGAN INSTITUTIONAL BOND FUND
  |

================================================================================

Performance (unaudited)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan Institutional Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year since the fund's inception date.

The table indicates the risks by showing how the fund's average annual returns for the past one and five years and life of the fund compare to those of the Salomon Brothers Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


                           [BAR GRAPH APPEARS HERE]


--------------------------------
Year-by-year total return (%)      Shows changes in returns by calendar year/2/
---------------------------------------------------------------------------------------------------------------------------------
                                          1989       1990      1991       1992       1993      1994      1995     1996     1997

J.P. Morgan Institutional Bond Fund       10.23      10.09     13.45      6.53       9.88     (2.68)    18.42     3.30     9.29
---------------------------------------------------------------------------------------------------------------------------------


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.30% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.38% (for the quarter ended 3/31/94).

--------------------------------
Average annual total return (%)    Shows performance over time, for periods ended December 31, 1997
---------------------------------------------------------------------------------------------------------
                                                           Past 1 yr.    Past 5 yrs.    Life of fund/1/
J.P. Morgan Institutional Bond Fund (after
 expenses)                                                  9.29          7.41           8.16
---------------------------------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade Bond Index
 (no expenses)                                              9.62          7.53           9.06
---------------------------------------------------------------------------------------------------------


================================================================================

Investor Expenses


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


=========================================================
Annual fund operating expenses/3/ (%)
(expenses that are deducted from fund assets)
=========================================================

Management fees                                  0.30

Marketing (12b-1) fees                           none

Other expenses/4/                                0.23

=========================================================
Total annual fund
operating expenses/4/                            0.53
---------------------------------------------------------


================================================================================
Expense example
================================================================================


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                                        1 yr.    3 yrs.    5 yrs.   10 yrs.


Your cost($)                             53       170       296       665
--------------------------------------------------------------------------------

1 The fund commenced operations on 7/12/93. Returns for the period 3/31/88 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor, which commenced operations on 3/11/88.

2 The fund's fiscal year end is 10/31. For the period 1/1/98 through 9/30/98, the total return for the fund was 7.54% and the total return for the index was 8.28%.

3 The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year before reimbusement, expressed as a percentage of the fund's average net assets.

4 After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time after 2/28/99 at the option of J.P. Morgan.



                                                                            |
                                       J.P. MORGAN INSTITUTIONAL BOND FUND  |  5
                                                                            |

J.P. Morgan Institutional
International Bond Fund                           |
================================================================================
                             Registrant: J.P. Morgan Institutional Funds
                             (J.P. Morgan Institutional International Bond Fund)


[GRAPHIC] RISK/RETURN SUMMARY

        For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC] GOAL

        The fund's goal is to provide high total return, consistent with moderate risk of capital, by investing in a portfolio of international fixed income securities. This goal can be changed without shareholder approval.


[GRAPHIC] INVESTMENT APPROACH


        The fund invests primarily in fixed income securities from developed countries outside the U.S., including those issued by foreign governments, corporations, financial institutions, and supranational organizations (such as the World Bank), that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) within one year of that of the Salomon Brothers Non-U.S. World Government Bond Index (currency hedged) (currently about five and a half years). All of the fund's assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better.

In addition to the investment process described on page 17, the management team makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors. The fund generally seeks to reduce currency risk by hedging its investments back to the U.S. dollar.

The fund's share price and total return will vary in response to changes in international bond markets and interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the fund is non-diversified and may invest more than 5% of assets in a single issuer, it takes on additional risks. Because the fund's primary investments are foreign securities, it could lose money because of foreign government actions, political instability or lack of adequate and accurate information. Its performance may vary more widely than that of comparable funds. Investors should be prepared to ride out periods of negative total return.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $3.2 billion using the same strategy as the fund.


The portfolio management team is led by Dominic J. Pegler, vice president, who has been on the team since joining J.P. Morgan from the Bank of England in April of 1996, where he was an economist and later managed UK foreign exchange reserves, and Maria Ryan, associate, who joined the team in January of 1997 and has been at J.P. Morgan since 1990.

================================================================================
Before you invest

Investors considering the fund should understand that:

o  There is no assurance that the fund will meet its investment goal.

o  The fund does not represent a complete investment program.

  |
6 | J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
  |

================================================================================

Performance (unaudited)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan Institutional International Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year since the fund's inception date.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Salomon Brothers Non-U.S. World Government Bond Index (currency hedged). This is a widely recognized, unmanaged index of government bonds of developed countries used as a measure of overall international bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

==============================
Year-by-year total return (%)  Shows changes in returns by calendar year/2/
==============================--------------------------------------------------


                                                        1995       1996     1997


J.P. Morgan Institutional International Bond Fund      17.40      11.15    10.78
--------------------------------------------------------------------------------

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.69% (for the quarter ended 9/30/98); and the lowest quarterly return was 0.57% (for the quarter ended 3/31/96).



===============================
Average annual total return      Shows performance over time, for periods ended December 31, 1997
=============================== -----------------------------------------------------------------
                                                       Past 1 yr.             Life of fund/1/
J.P. Morgan Institutional International Bond Fund
 (after expenses)                                        10.78                     12.85
-------------------------------------------------------------------------------------------------
Salomon Brothers Non-U.S. World Government Bond
 Index (currency hedged) (no expenses)                   11.07                     13.17
-------------------------------------------------------------------------------------------------

================================================================================


Investor Expenses


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


======================================================
Annual fund operating expenses/3/ (%)
(expenses that are deducted from fund assets)
======================================================

Management fees                                  0.35

Marketing (12b-1) fees                           none

Other expenses/4/                                2.06
======================================================
Total annual fund
rperating expenses/4/                            2.41
------------------------------------------------------


================================================================================
Expense example
================================================================================


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                               1 yr.      3 yrs.     5 yrs.    10 yrs.


Your cost($)                   244        751        1,285     2,746
--------------------------------------------------------------------------------

/1/ The fund commenced operations on 12/1/94 and returns reflect performance of the fund from 12/31/94.

/2/ The fund's fiscal year end is 9/30. For the period 1/1/98 through 9/30/98, the total return for the fund was 11.26% and the total return for the index was 10.93%.

/3/ The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year before reimbusement, expressed as a percentage of the fund's average net assets.

/4/ After reimbursement, other expenses and total operating expenses are 0.30% and 0.65%, respectively. This reimbursement arrangement can be changed or terminated at any time after 1/31/99 at the option of J.P. Morgan.



                                                                            |
                         J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND  |  7
                                                                            |

J.P. MORGAN INSTITUTIONAL
GLOBAL STRATEGIC INCOME FUND                       |        TICKER SYMBOL: JPGSX
================================================================================
                        Registrant: J.P. Morgan Institutional Funds
                        (J.P. Morgan Institutional Global Strategic Income Fund)


[GRAPHIC] RISK/RETURN SUMMARY

        For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC] GOAL

        The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.


[GRAPHIC] INVESTMENT APPROACH


        The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank), that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the process described on page 17, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The fund's share price and total return vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. The fund may invest a substantial portion of its assets in non-investment grade bonds, often called junk bonds, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


MODEL SECTOR ALLOCATION

                                  [PIE CHART]

                23% high yield corporates (range 13-33%)
                35% public/private mortgages (range 20-45%)
                12% international non-dollar (range 0-25%)
                15% emerging markets (range 5-25%)
                15% Public/private corporates (range 5-25%)

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $3.7 billion using similar strategies as the fund.


The portfolio management team is led by Gerard W. Lillis, managing director, who has been at J.P. Morgan since 1978, and Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities. Both have been on the team since the fund's inception.

BEFORE YOU INVEST

Investors considering the fund should understand that:

o  There is no assurance that the fund will meet its investment goal.

o  The fund does not represent a complete investment program.

  |
8 | J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
  |

INVESTOR EXPENSES


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses/1/ (%)
(expenses that are deducted from fund assets)

Management fees                                  0.45
Marketing (12b-1) fees                           none
Other expenses/2/                                0.73
                                                =====
Total annual fund
operating expenses/2/                            1.18


Expense example                                 -----


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

                         1 yr.  3 yrs.  5 yrs.  10 yrs.
Your cost($)             120    375     649     1,432

/1/ The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal period before reimbursement, expressed as a percentage of the fund's average net assets.

/2/ After reimbursement, other expenses and total operating expenses are 0.20% and 0.65%, respectively. This reimbursement arrangement can be changed or terminated at any time after 2/28/99 at the option of J.P. Morgan.


                                                                             |
                       J.P MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND | 9
                                                                             |

J.P. MORGAN INSTITUTIONAL
TAX EXEMPT BOND FUND                          |             TICKER SYMBOL: JITBX
================================================================================
                                Registrant: J.P. Morgan Institutional Funds
                                (J.P. Morgan Institutional Tax Exempt Bond Fund)


[GRAPHIC] RISK/RETURN SUMMARY

        For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC] GOAL

        The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC] INVESTMENT APPROACH


        The fund invests primarily in high quality municipal securities that it believes have the potential to provide current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is rescribed on page 17.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $8 billion using the same strategy as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in May of 1997 and has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined the team in January of 1996 and has been at J.P. Morgan since August of 1994. Prior to joining J.P. Morgan, Ms. Young was a municipal bond trader and fixed income portfolio manager at Scudder, Stevens, & Clark, Inc.

================================================================================
Before you invest

Investors considering the fund should understand that:

o  There is no assurance that the fund will meet its investment goal.

o  The fund does not represent a complete investment program.

   |
10 | J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND
   |

Performance (unaudited)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan Institutional Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance./1/



The fund's past performance does not necessarily indicate how the fund will perform in the future.


===============================
Year-by-year total return (%)                  Shows changes in returns by calendar year/2//3/
===============================-----------------------------------------------------------------------------------------------------

              1988    1989     1990     1991    1992   1993    1994    1995    1996    1997
              7.38%   8.25%    6.87%    10.92%  7.47%  9.58%   (2.53)% 13.50%  37.1%   7.58%

J.P. Morgan Institutional Tax Exempt Bond Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.52% (for the quarter ended 6/30/85); and the lowest quarterly return was -3.08% (for the quarter ended 3/31/94).

======================================
Average annual total return (%)                      Shows performance over time, for periods ended December 31, 1997/2/
======================================-------------------------------------------------------------------------------------
                                                                      Past 1 yr.        Past 5 yrs.             Past 10 yrs.

J.P. Morgan Institutional Tax Exempt Bond Fund (after expenses)          7.58              6.23                    7.19
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal
 Bond Index  (no expenses)                                               7.33              6.52                    7.53
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index
 (no expenses)                                                           7.97              N/A                     N/A
-----------------------------------------------------------------------------------------------------------------------------



=============================================================================================================================

INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses/4/ (%)
(expenses that are deducted from fund assets)

Management fees                                  0.30
Marketing (12b-1) fees                           none
Other expenses/5/                                0.26
                                                ======
Total annual fund
operating expenses/5/                            0.56
                                                ------

Expense example
---------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.



                 1 yr.  3 yrs.  5 yrs.  10 yrs.
--------------------------------------------------------
Your cost($)     57     179     313     701
--------------------------------------------------------
/1/ The fund's benchmark changed from the Lehman Brothers Quality Intermediate Municipal Bond Index, a widely recognized, unmanaged index of general obligation and revenue bonds rated A or better with maturities of 2-12 years, to the Lehman Brothers 1-16 Year Municipal Bond Index on 5/1/97 because this index provided a broader mix of municipal securities and included municipal securities rated below A.

/2/ The fund commenced operations on 7/12/93. For the period 1/1/88 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund, which commenced operations on 10/3/84.

/3/ The fund's fiscal year end is 8/31. For the period 1/1/98 through 9/30/98, the total return for the fund was 5.16% and the total return for the index was 5.44%.

/4/ The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.


/5/ After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time after 12/31/98 at the option of J.P. Morgan.

                                                                            |
                             J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND | 11
                                                                            |

J.P. MORGAN INSTITUTIONAL NEW YORK
TAX EXEMPT BOND FUND                               |        TICKER SYMBOL: JPNTX
================================================================================
                       Registrant: J.P. Morgan Institutional Funds
                       (J.P. Morgan Institutional New York tax exempt Bond Fund)


[GRAPHIC] RISK/RETURN SUMMARY

        For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC] GOAL

        The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC] INVESTMENT APPROACH


        The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York State and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.



PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $8 billion using the same strategy as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June of 1997.

================================================================================
Before you invest

Investors considering the fund should understand that:

O  There is no assurance that the fund will meet its investment goal.

O  The fund does not represent a complete investment program.

   |
12 | J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND
   |

================================================================================

Performance (unaudited)


The bar chart and table shown below indicate the risks of investing in J.P. Morgan Institutional New York Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year since the fund's inception date.

The table indicates the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.1

The fund's past performance does not necessarily indicate how the fund will perform in the future.



--------------------------------
Year-by-year total return (%)    Shows changes in returns by calendar year/3/
--------------------------------------------------------------------------------------------------------------
                                                                               1995          1996        1997

J.P. Morgan Institutional New York Tax Exempt Bond Fund                        13.28%        4.21%       7.68%
--------------------------------------------------------------------------------------------------------------

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.86% (for the quarter ended 3/31/95) and the lowest quarterly return was -0.82% (for the quarter ended 12/31/94).



---------------------------------
Average annual total return (%)  Shows performance over time, for periods ended December 31, 1997
-------------------------------------------------------------------------------------------------------------
                                                                           Past 1 yr.         Life of fund/2/
J.P. Morgan Institutional New York Tax Exempt Bond
 Fund (after expenses)                                                       7.68                 6.91
-------------------------------------------------------------------------------------------------------------
Lehman Brothers New York 1-15 Year Municipal Bond
 Index (no expenses)                                                         8.73                 7.73
-------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no
 expenses)                                                                   7.97                 7.29
-------------------------------------------------------------------------------------------------------------


Investor Expenses


The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

=======================================================
Annual fund operating expenses/4/ (%)
(expenses that are deducted from fund assets)
=======================================================


Management fees                                  0.30


Marketing (12b-1) fees                           none

Other expenses/5/                                0.32

=======================================================
Total annual fund
operating expenses/5/                            0.62
=======================================================


================================================================================
Expense example
================================================================================


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.


--------------------------------------------------------------------------------
                                       1 yr.     3 yrs.     5 yrs.     10 yrs.


Your cost($)                            63        199        346         774
--------------------------------------------------------------------------------

/1/ The fund's benchmark changed from the Lehman Brothers New York 1-15 Year Municipal Bond Index, a widely recognized, unmanaged index of New York general obligation and revenue bonds with maturities of 1-15 years, to the Lehman Brothers 1-16 Year Municipal Bond Index on 5/1/97 because this index provided a broader mix of municipal securities and was not concentrated in New York City bonds.

/2/ The fund commenced operations on 4/11/94, and returns reflect performance of the fund from 4/30/94.

/3/ The fund's fiscal year end is 3/31. For the period 1/1/98 through 9/30/98, the total return for the fund was 5.02% and the total return for the index was 5.44%.

/4/ The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

/5/ After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                                                                            |
                         J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND | 13
                                                                            |

J.P. MORGAN INSTITUTIONAL
CALIFORNIA BOND FUND                             |          TICKER SYMBOL: JPICX
================================================================================
                        Registrant: J.p. Morgan Series Trust
                        (J.P. Morgan California Bond Fund: Institutional shares)


[GRAPHIC] RISK/RETURN SUMMARY

        For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 24-27.

[GRAPHIC] GOAL

        The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC] INVESTMENT APPROACH


        The fund invests primarily in California municipal securities that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration (duration is a measure of average weighted maturity of the securities held by a fund and a common measurement of sensitivity to interest rate movements) will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $275 billion, including more than $8 billion using the same strategy as the fund.


The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June of 1997.

================================================================================
Before you invest

Investors considering the fund should understand that:

o  There is no assurance that the fund will meet its investment goal.

o  The fund does not represent a complete investment program.

   |
14 | J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND
   |

Performance (unaudited)
The bar chart and table shown below indicate the risks of investing in J.P. Morgan Institutional California Bond Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during it's first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past year compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)  Shows changes in returns by calendar year/1/
1997        7.72
[ ] J.P. Morgan California Bond Fund: Institutional Shares

For the period covered by this total return chart, the fund's highest quarterly return was 3.44% (for the quarter ended 9/30/98) and the lowest quarterly return was -0.34% (for the quarter ended 3/31/97).

Average annual total return (%) Shows performance over time, for period ended December 31, 1997
                                                                Past 1 yr./2/
J.P. Morgan California Bond Fund: Institutional Shares (after
expenses)                                                            7.72
-----------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)         7.97
Investor Expenses
-----------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses/3/ (%)
(expenses that are deducted from fund assets)


Management fees                                  0.30
Marketing (12b-1) fees                           none
Other expenses/4/                                0.54
                                                =====
Total annual fund
operating expenses/4/                            0.84


Expense example                                 -----


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

                         1 yr.  3 yrs.  5 yrs.  10 yrs.
Your cost($)             86     268     466     1,037


1 The fund's fiscal year end is 4/30. For the period 1/1/98 through 9/30/98, the total return for the fund was 5.16% and the total return for the index was 5.44%.

2 The fund commenced operations on 12/23/96, and returns reflect performance of the fund from 12/31/96.

3 This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of average net assets.

4 After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.



                             J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND | 15

FIXED INCOME MANAGEMENT APPROACH
================================================================================

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $275 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.



J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS

These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.


THE SPECTRUM OF FIXED INCOME FUNDS

The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

o the types of securities they hold

o the tax status of the income they offer

o the relative emphasis on current income versus total return


                             [CHART APPEARS HERE]


The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.


================================================================================

Who May Want to Invest

The funds are designed for investors who:

o want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o want an investment that pays monthly dividends

o with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

o with regard to the state-specific funds, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York or California


The funds are not designed for investors who:

o are investing for aggressive long-term growth

o require stability of principal

o with regard to the Global Strategic Income Fund, are not prepared to accept a higher degree of risk than most traditional bond funds

o with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA



   |
16 | FIXED INCOME MANAGEMENT APPROACH
   |

================================================================================

                                           FIXED INCOME INVESTMENT PROCESS

                                           J.P. Morgan seeks to generate an
                                           information advantage through the
                                           depth of its global fixed-income
                                           research and the sophistication of
                                           its analytical systems. Using a team-
                                           oriented approach, J.P. Morgan seeks
                                           to gain insights in a broad range of
                                           distinct areas and takes positions in
                                           many different ones, helping the
                                           funds to limit exposure to
                                           concentrated sources of risk.

                                           In managing the funds described in
                                           this prospectus, J.P. Morgan employs
                                           a three-step process that combines
                                           sector allocation, fundamental
                                           research for identifying portfolio
                                           securities, and duration management.

                              [GRAPHIC]    Sector allocation The sector
                                           allocation team meets monthly,
     The funds invest across a range of    analyzing the fundamentals of a broad
          different types of securities    range of sectors in which a fund may
                                           invest. The team seeks to enhance
                                           performance and manage risk by
                                           underweighting or overweighting
                                           sectors.

                              [GRAPHIC]    Security selection Relying on the
                                           insights of different specialists,
Each fund makes its portfolio decisions    including credit analysts,
as described earlier in this prospectus    quantitative researchers, and
                                           dedicated fixed income traders, the
                                           portfolio managers make buy and sell
                                           decisions according to each fund's
                                           goal and strategy.

                              [GRAPHIC]    Duration management Forecasting teams
                                           use fundamental economic factors to
 J.P. Morgan uses a disciplined process    develop strategic forecasts of the
     to control each fund's sensitivity    direction of interest rates. Based on
                      to interest rates    these forecasts, strategists
                                           establish each fund's target duration
                                           (a measure of average weighted
                                           maturity of the securities held by a
                                           fund and a common measurement of
                                           sensitivity to interest rate
                                           movements), typically remaining
                                           relatively close to the duration of
                                           the market as a whole, as represented
                                           by the fund's benchmark. The
                                           strategists closely monitor the funds
                                           and make tactical adjustments as
                                           necessary.

                                                                            |
                                           FIXED INCOME MANAGEMENT APPROACH | 17
                                                                            |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments is $5,000,000 for the Short Term Bond, Bond, Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds and $1,000,000 for the Global Strategic Income and International Bond funds and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o  Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

   By wire
o  Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

   Morgan Guaranty Trust Company of New York
   Routing number: 021-000-238
   Credit: J.P. Morgan Institutional Funds
   Account number: 001-57-689

   FFC: your account number, name of registered owner(s) and fund name

   By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

   By exchange

o  Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

   By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

   By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

   By exchange

o  Call the Shareholder Services Agent to effect an exchange.

   |
18 |
   |

================================================================================

SELLING SHARES

   By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

   By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

   In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o  Mail the letter to the Shareholder Services Agent.

   By exchange

o  Call the Shareholder Services Agent to effect an exchange.


   Redemption In Kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

================================================================================
                    Shareholder Services Agent
                    J.P. Morgan Funds Services
                    522 Fifth Avenue
                    New York, NY 10036
                    1-800-766-7722

                    Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                                            |
                                                            YOUR INVESTMENT | 19
                                                                            |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.


Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.


TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                              Tax status
--------------------------------------------------------------------------------
Income dividends from the                Exempt from federal, state,
New York Tax Exempt Bond                 and New York City personal
Fund                                     income taxes for New York
                                         residents only

Income dividends from the                Exempt from federal and state
California Bond Fund                     personal income taxes for
                                         California residents only

Income dividends from the                Exempt from federal personal
Tax Exempt Bond Fund                     income taxes

Income dividends from                    Ordinary income
all other funds

Short-term capital gains                 Ordinary income
distributions

Long-term capital gains                  Capital gains
distributions

Sales or exchanges of                    Capital gains or
shares owned for more                    losses
than one year

Sales or exchanges of                    Gains are treated as ordinary
shares owned for one year                income; losses are subject
or less                                  to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

   |
20 | YOUR INVESTMENT
   |

FUND DETAILS
================================================================================

BUSINESS STRUCTURE

As noted earlier, each fund (except the California Bond Fund) is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services                     Percentage of the master
                                      portfolio's average net assets
--------------------------------------------------------------------------------
Short Term Bond                                    0.25%
--------------------------------------------------------------------------------
Bond                                               0.30%
--------------------------------------------------------------------------------
International Bond                                 0.35%
--------------------------------------------------------------------------------
Global Strategic Income                            0.45%
--------------------------------------------------------------------------------
Tax Exempt Bond                                    0.30%
--------------------------------------------------------------------------------
New York Tax Exempt Bond                           0.30%
--------------------------------------------------------------------------------
Administrative services               Master portfolio's and fund's pro-
(fee shared with Funds                rata portions of 0.09% of the
Distributor, Inc.)                    first $7 billion in J.P. Morgan-
                                      advised portfolios, plus 0.04% of
                                      average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                  0.10% of the fund's average
                                      net assets
--------------------------------------------------------------------------------


The California Bond Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services                     0.30% of each fund's average
                                      net assets
--------------------------------------------------------------------------------
Administrative services               Fund's pro-rata portion of
(fee shared with Funds                0.09% of the first $7 billion
Distributor, Inc.)                    in J.P. Morgan-advised portfolios,
                                      plus 0.04% of average net
                                      assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                  0.10% of the fund's average
                                      net assets
--------------------------------------------------------------------------------


J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


Year 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the funds' other service providers and other entities with computer systems linked to the funds do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund


                                                                            |
                                                               FUND DETAILS | 21
                                                                            |

================================================================================


operations and shareholders. In addition, to the extent that operations of issuers of securities held by the funds are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the funds will decline.

The Euro Effective January 1, 1999 the euro, a single multinational currency, will replace the national currencies of certain countries in the Economic Monetary Union (EMU).

J.P. Morgan has identified the following potential risks to the funds that invest in foreign securities, after the conversion: The risk that the valuation of assets is not properly converted from the national currency to euro; currency risk resulting from increased volatility in exchange rates between EMU countries and non-participating countries; the inability of any of the fund, its service providers and the issuers of the funds' portfolio securities to make information technology updates timely; and the potential unenforceability of contracts. There have been recent laws and regulations designed to ensure the continuity of contracts, however there is a risk that the valuation of contracts will be negatively impacted after the conversion. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent problems associated with the conversion from adversely impacting fund operations and shareholders.


   |
22 | FUND DETAILS
   |

===============================================================================






                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)



                                                                            |
                                                                            | 23
                                                                            |

Risk and Reward Elements

This table discusses the main elements that make up each fund's overall risk and reward characteristics (described on pages 2-15). It also outlines each fund's policies toward various securities, including those that are designed to help certain funds manage risk.

==================================================================================================================================
Potential risks                           Potential rewards                                 Policies to balance risk and reward
----------------------------------------------------------------------------------------------------------------------------------

Market conditions
o  Each fund's share price, yield,        o  Bonds have generally outperformed money    o  Under normal circumstances the funds
   and total return will fluctuate           market investments over the long              plan to remain fully invested in
   in response to bond market                term, with less risk than stocks              bonds and other fixed income
   movements                                                                               securities as noted in the table on
                                          o  Most bonds will rise in value when            pages 26-27
o  The value of most bonds will              interest rates fall
   fall when interest rates rise;                                                       o  The funds seek to limit risk and
   the longer a bond's maturity                                                            enhance total return or yields
   and the lower its credit quality,      o  Mortgage-backed and asset-backed              through careful management, sector
   the more its value typically falls        securities  can offer attractive              allocation, individual securities
                                             returns                                       selection, and duration management
o  Adverse market conditions
   may from time to time cause                                                          o  During severe market downturns, the
   a fund to take temporary                                                                funds have the option of investing up
   defensive positions that are                                                            to 100% of assets in investment-grade
   inconsistent with its principal                                                         short-term securities
   investment strategies and
   may hinder a fund from achieving                                                     o  J.P. Morgan monitors interest rate
   its investment objective                                                                trends, as well as geographic and
                                                                                           demographic information related to
o  Mortgage-backed and asset-                                                              mortgage-backed securities and
   backed securities (securities                                                           mortgage prepayments
   representing an interest in, or
   secured by, a pool of mortgages
   or other assets such as receivables)
   could generate capital losses or
   periods of low yields if they are
   paid off substantially earlier or
   later than anticipated
----------------------------------------------------------------------------------------------------------------------------------
Credit quality
o  The default of an issuer would leave   o  Investment-grade bonds                     o  Each fund maintains its own policies
   a fund with unpaid interest or            have a lower risk of default                  for balancing credit quality against
   principal                                                                               potential yields and gains in light
                                          o  Junk bonds offer higher yields and            of its investment goals
o  Junk bonds (those rated BB/Ba or          higher potential gains
   lower) have a higher risk of default,                                                o  J.P. Morgan develops its own ratings
   tend to be less liquid, and may be                                                      of unrated securities and makes a
   more difficult to value                                                                 credit quality determination for
                                                                                           unrated securities
----------------------------------------------------------------------------------------------------------------------------------
Foreign investments
o  A fund could lose money because of     o  Foreign bonds, which represent a           o  Foreign bonds are a primary
   foreign government actions, political     major portion of the world's fixed            investment only for the International
   instability, or lack of adequate and      income securities, offer attractive           Bond and Global Strategic Income
   accurate information                      potential performance and                     funds and may be a significant
                                             opportunities for diversification             investment for the Short Term Bond
o  Currency exchange rate movements       o  Favorable exchange rate movements             and Bond funds; the Tax Exempt Bond,
   could reduce gains or create losses       could generate gains or reduce losses         New York Tax Exempt Bond and
                                                                                           California Bond funds are not
o  Currency and investment risks tend to  o  Emerging markets can offer higher             permitted to invest any assets in
   be higher in emerging markets             returns                                       foreign bonds


                                                                                        o  To the extent that a fund invests in
                                                                                           foreign bonds, it may manage the
                                                                                           currency exposure of its foreign
                                                                                           investments relative to its
                                                                                           benchmark, and may hedge a portion of
                                                                                           its foreign currency exposure into
                                                                                           the U.S. dollar from time to time
                                                                                           (see also "Derivatives"); these
                                                                                           currency management techniques may
                                                                                           not be available for certain emerging
                                                                                           markets investments
----------------------------------------------------------------------------------------------------------------------------------

    |
24  | FUND DETAILS
    |

=================================================================================================================================
=================================================================================================================================
Potential  risks                            Potential rewards                          Policies to balance risk and reward
----------------------------------------------------------------------------------------------------------------------------------

Management choices
o  A fund could underperform its            o A fund could outperform its              o  J.P. Morgan focuses its active
   benchmark due to its sector,               benchmark due to these same                 management on those areas where it
   securities or duration choices             choices                                     believes its commitment to research
                                                                                          can most enhance returns and manage
Derivatives                                                                               risks in a consistent way
o  Derivatives such as futures, options,    o  Hedges that correlate well with
   swaps and forward foreign currency          underlying positions can reduce or      o  The funds use derivatives, such as
   conntracts that are used for hedging        eliminate losses at low cost               futures, options, swaps and forward
   the portfolio or specific securities                                                   foreign currency contracts for
   may not fully offset the underlying      o  A fund could make money and protect        hedging and for risk management
   positions(1) and this could result in       against losses if management's             (i.e., to adjust duration or to
   losses to the fund that would not           analysis proves correct                    establish or adjust exposure to
   have otherwise occurred                                                                particular securities, markets, or
                                            o  Derivatives that involve leverage          currencies); risk management may
o  Derivatives used for risk management        could generate substantial gains at        include management of a fund's
   may not have the intended effects and       low cost                                   exposure relative to its benchmark;
   may result in losses or missed                                                         the Tax Exempt Bond, New York Tax
   opportunities                                                                          Exempt Bond and California Bond funds
                                                                                          are permitted to enter into futures
o  The counterparty to a derivatives                                                      and options transactions, however,
   contract could default                                                                 these transactions result in taxable
                                                                                          gains or losses so it is expected
o  Certain types of derivatives involve                                                   that these funds will utilize them
   costs to the funds which can reduce                                                    infrequently; forward foreign
   returns                                                                                currency contracts are not permitted
                                                                                          to be used by the Tax Exempt Bond,
o  Derivatives that involve leverage                                                      New York Tax Exempt Bond and
   could magnify losses                                                                   California Bond funds


                                                                                       o  The funds only establish hedges that
                                                                                          they expect will be highly correlated
                                                                                          with underlying positions


                                                                                       o  While the funds may use derivatives
                                                                                          that incidentally involve leverage,
                                                                                          they do not use them for the specific
                                                                                          purpose of leveraging their
                                                                                          portfolios
----------------------------------------------------------------------------------------------------------------------------------
Illiquid holdings
o  A fund could have difficulty valuing     o  These holdings may offer more           o  No fund may invest more than 15% of
   these holdings precisely                    attractive yields or potential growth      net assets in illiquid holdings
                                               than comparable widely traded
o  A fund could be unable to sell these        securities                              o  To maintain adequate liquidity to
   holdings at the time or price desired                                                  meet redemptions, each fund may hold
                                                                                          investment-grade short-term
                                                                                          securities (including repurchase
                                                                                          agreements) and, for temporary or
                                                                                          extraordinary purposes, may borrow
                                                                                          from banks up to 33 1/3% of the value
                                                                                          of its assets
----------------------------------------------------------------------------------------------------------------------------------
When-issued and delayed delivery
securities
o  When a fund buys securities before       o  A fund can take advantage of            o  Each fund uses segregated accounts to
   issue or for delayed delivery, it           attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not use segregated accounts
----------------------------------------------------------------------------------------------------------------------------------
Short-term trading
o  Increased trading would raise a          o  A fund could realize gains in a short   o  The expected turnover rate for each
   fund's transaction costs                    period of time                             fund is as follows:
                                                                                          o Tax Exempt Bond    50%
o  Increased short-term capital gains       o  A fund could protect against losses        o New York Tax Exempt Bond,
   distributions would raise                   if a bond is overvalued and its value        California Bond    75%
   shareholders' income tax liability          later falls                                o Short Term Bond, Bond, Global
                                                                                            Strategic Income  300%
                                                                                          o International Bond    350%


                                                                                       o  The funds generally avoid short-term
                                                                                          trading, except to take advantage of
                                                                                          attractive or unexpected
                                                                                          opportunities or to meet demands
                                                                                          generated by shareholder activity
----------------------------------------------------------------------------------------------------------------------------------

1 A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.



                                                               FUND DETAILS | 25

===============================================================================
Investments
===============================================================================


This table discusses the customary types of investments which can be held by each fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.
-------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
-------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
-------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
-------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
-------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
-------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
-------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
-------------------------------------------------------------------------------
Mortgage dollar rolls The purchase of mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.
-------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
-------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
-------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
-------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the seller of a security agrees to repurchase the same security from the buyer on a particular date and at a specific price.
-------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
-------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
-------------------------------------------------------------------------------
Synthetic variable rate instruments Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.
-------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
-------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
-------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
-------------------------------------------------------------------------------
Risk related to certain investments held by J.P. Morgan Institutional fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


   |
26 | FUND DETAILS
   |

================================================================================

================================================================================


*    Permitted (and if applicable, percentage limitation)
          percentage of total assets - bold
          percentage of net assets   - italic

o    Permitted, but not typically used

+    Permitted, but no current intention of use



                                                    Short             Inter-        Global         Tax     New York
                                                    Term              national     Strategic      Exempt     Tax          California
Principal Types of Risk                             Bond     Bond     Bond          Income         Bond    Exempt Bond        Bond
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment            *        *          *          *               o          o               o
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, liquidity, political               */1/     */1/       *          *                o         o               o
                                                                                                  Domestic  Domestic       Domestic
                                                                                                    Only      Only           Only
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity,
market, political                                    *        *          *          o               *          *               *
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity,
market, political, valuation                         *        *          *          o               --         --              --
                                                    25%      25%
                                                  Foreign  Foreign
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity,
market, political, valuation                         *        *          *          *               --         --              --
                                                    25%      25%
                                                  Foreign  Foreign
------------------------------------------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate,
liquidity, market, natural event, political,
prepayment, valuation                                *        *          o          *                +          +               +
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate,
leverage, market, political, prepayment              *        *          o          *                --         --              --
------------------------------------------------------------------------------------------------------------------------------------
currency, extension, interest rate, leverage,
liquidity, market, political, prepayment             *33 1/3% *33 1/3%   --         *33 1/3%         --         --              --
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate,
liquidity, political, prepayment                     *        *          *          *               --         --              --
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate,
liquidity, market, valuation                         *        *          o          *                *          *               *
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market,
natural event, prepayment, valuation                 *        *          --         *               --         --              --
------------------------------------------------------------------------------------------------------------------------------------
credit                                               *        *          o          *               o          o               o
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, market,
political                                            *        *          *          *               --         --              --
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage,
market, political                                    *        *          *          *               *          --              --
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, leverage, liquidity,
market                                               --       --         --         --              *          *               *
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event,
political                                            o        o          --         --              */2/       */2/            */2/
------------------------------------------------------------------------------------------------------------------------------------
interest rate                                        *        *          *          *               *          *               *
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity,
market, political, valuation                         *        *          *          *               *          *               *
------------------------------------------------------------------------------------------------------------------------------------

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk of a natural disaster, such as a hurricane or similar event, wil cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.

(2) At least 65% of assets must be in tax exempt securities (for New York Total Return Bond and California Bond funds, the 65% must be in New York or California municipal securities, respectively).


                                                                FUND DETAILS 27

================================================================================

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.



========================================================================================================================
J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND


=============================
Per-share data                        For fiscal periods ended
=============================-------------------------------------------------------------------------------------------
                                                  10/31/93 /1/   10/31/94   10/31/95   10/31/96   10/31/97     4/30/98
                                                                                                           (unaudited)

Net asset value,  beginning of period ($)            10.00          9.99       9.60       9.83       9.85        9.84
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                          0.11          0.47       0.58       0.55       0.61        0.30
   Net realized and unrealized gain (loss)
   on investment ($)                                 (0.01)        (0.39)      0.24       0.02     (0.01)          --
========================================================================================================================
Total from investment operations ($)                  0.10          0.08       0.82       0.57       0.60        0.30
------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                         (0.11)        (0.47)     (0.59)     (0.55)     (0.61)      (0.30)
Net asset value, end of period ($)                    9.99          9.60       9.83       9.85       9.84        9.84
------------------------------------------------------------------------------------------------------------------------

=============================
Ratios and supplemental data
=============================-------------------------------------------------------------------------------------------
Total return (%)                                      1.01/2/       0.87       8.81       6.01       6.27        3.10/2/
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             27,605        47,679     18,916     17,810     27,375      76,934
------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                          0.46/3/       0.45       0.45       0.37       0.25        0.25/3/
------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                             3.92/3/       4.96       6.09       5.69       6.19        6.16/3/
------------------------------------------------------------------------------------------------------------------------
Decrease reflected in expense ratio due
to expense reimbursement (%)                          0.84/3/       0.33       0.22       1.00       0.71        0.44(3)
========================================================================================================================


/1/  The fund commenced operations on 7/8/93.

/2/  Not annualized.

/3/  Annualized.



   |
28 | FUND DETAILS
   |


=======================================================================================================================
J.P. MORGAN INSTITUTIONAL BOND FUND

=============================
Per-share data                        For fiscal periods ended
=============================-------------------------------------------------------------------------------------------
                                                  10/31/93(1)   10/31/94   10/31/95   10/31/96   10/31/97     4/30/98
                                                                                                           (unaudited)
Net asset value, beginning of period ($)             10.00         10.14       9.23       9.98       9.84       10.01
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                          0.15          0.55       0.63       0.61       0.65        0.33
   Net realized and unrealized gain (loss)
   on investment ($)                                  0.14         (0.88)      0.75      (0.11)      0.18        0.03
========================================================================================================================
Total from investment operations ($)                  0.29         (0.33)      1.38       0.50       0.83        0.36
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                         (0.15)        (0.55)     (0.63)     (0.61)     (0.64)      (0.33)
   Net realized gain (loss) ($)                        --          (0.03)        --      (0.03)     (0.02)      (0.07)
========================================================================================================================
Total distributions ($)                              (0.15)        (0.58)     (0.63)     (0.64)     (0.66)      (0.40)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                   10.14          9.23       9.98       9.84      10.01        9.97
=============================-------------------------------------------------------------------------------------------

=============================
Ratios and supplemental data
=============================-------------------------------------------------------------------------------------------
Total return (%)                                      2.90/2/      (3.33)     15.50       5.21       8.78        3.60/2/
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             43,711       253,174    438,610    836,066    912,054     908,291
------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                          0.50/3/       0.50       0.47       0.50       0.50        0.49/3/
-------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                             4.83/3/       6.00       6.62       6.28       6.59        6.60/3/
------------------------------------------------------------------------------------------------------------------------
Decrease reflected in expense ratio due to
expense reimbursement (%)                             0.39/3/       0.19       0.05       0.03       0.00/4/      --
------------------------------------------------------------------------------------------------------------------------

/1/  The fund commenced operations on 7/26/93.
/2/  Not annualized.
/3/  Annualized.
/4/  Less than 0.01%.


=======================================================================================================================
J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND


=============================
Per-share data                        For fiscal periods ended
=============================-------------------------------------------------------------------------------------------
                                                                          9/30/95/1/   9/30/96    9/30/97     3/31/98
                                                                                                           (unaudited)
Net asset value, beginning of period ($)                                    10.00        11.12      11.30        8.65
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                                 0.49         0.31       2.21        0.10
   Net realized and unrealized gain
   on investment and foreign currency
   (loss) allocated from portfolio ($)                                       0.78         0.95      (1.11)       0.32
========================================================================================================================
Total from investment operations ($)                                         1.27         1.26       1.10        0.42
------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                                (0.15)          --      (2.78)      (0.76)
   Net realized gain (loss) ($)                                                --        (1.08)     (0.97)      (0.20)
========================================================================================================================
Total distributions ($)                                                     (0.15)       (1.08)     (3.75)      (0.96)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                          11.12        11.30       8.65        8.11
------------------------------------------------------------------------------------------------------------------------

=============================
Ratios and supplemental data
=============================-------------------------------------------------------------------------------------------
Total return (%)                                                            12.83/2/     12.09      12.52        5.19/2/
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                     4,233       13,310      7,126       6,198
------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                                                 0.60/3/      0.65       0.50        0.65/3/
------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                                    5.82/3/      5.28       4.88        3.78/3/
------------------------------------------------------------------------------------------------------------------------
Decrease reflected in expense ratio due
to expense reimbursement (%)                                                 1.90/3//4/   1.02       1.91        1.41/3/
------------------------------------------------------------------------------------------------------------------------


/1/  The fund commenced operations on 12/1/94.
/2/  Not annualized.
/3/  Annualized.
/4/  After consideration of certain state limitations.

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
==================
Per-share data               For fiscal periods ended
==================------------------------------------------------------------
                                                   10/31/97/1/  4/30/98
                                                                (unaudited)
Net asset value, beginning of period ($)               10.00     10.16
------------------------------------------------------------------------------
Income from investment Operations:
  Net investment income ($)                             0.46      0.39
  Net realized and
  unrealized gain
  on investment and foreign currency ($)                0.15      0.19
------------------------------------------------------------------------------
Total from investment operations ($)                     0.61     0.58
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                             (0.45)   (0.40)
  Net realized gain (loss) ($)                             --    (0.03)
------------------------------------------------------------------------------
Total distributions ($)                                 (0.45)   (0.43)
------------------------------------------------------------------------------
Net asset value, end of period ($)                      10.16    10.31
------------------------------------------------------------------------------
=============================
Ratios and supplemental data
=============================-------------------------------------------------
Total return (%)                                         6.15/2/  5.71/2/
------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               105,051  197,578
------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                             0.65/3/  0.65/3/
------------------------------------------------------------------------------
Net investment income (%)                                7.12/3/  7.23/3/
------------------------------------------------------------------------------
Decrease reflected in expense ratio due to
expense reimbursement (%)                                0.53/3/  0.17/3/
------------------------------------------------------------------------------
/1/ The fund commenced operations on 3/17/97.
/2/ Not annualized.
/3/ Annualized.
==============================================================================



J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND

===================
Per-share data               For fiscal periods ended
===================-----------------------------------------------------------------------------------------------------------

                                                   8/31/93/1/           8/31/94     8/31/95      8/31/96    8/31/97   8/31/98
Net asset value, beginning of period ($)            10.00                10.07       9.75         10.01      9.92      10.12
Income from investment operations:
  Net investment income ($)                          0.06                 0.48       0.49          0.48      0.48       0.47
  Net realized and unrealized gain (loss)
  on investment ($)                                  0.07                (0.32)      0.26         (0.07)     0.20       0.26
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                 0.13                 0.16       0.75          0.41      0.68       0.73
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                         (0.06)               (0.48)     (0.49)        (0.48)    (0.48)     (0.47)
  Net realized gain (loss) ($)                         --                   --        --          (0.02)    (0.00)/2/    --
------------------------------------------------------------------------------------------------------------------------------
Total distributions ($)                             (0.06)               (0.48)     (0.49)        (0.50)    (0.48)     (0.47)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period ($)                10.07                 9.75      10.01          9.92     10.12      10.38
------------------------------------------------------------------------------------------------------------------------------
================================
Ratios and supplemental data
================================-----------------------------------------------------------------------------------------------
Total return (%)                                     1.39/3/              1.61       8.00          4.13      7.06       7.37
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                --/5/             16,415     59,867      121,131   201,614    316,594
------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                           --                  0.50      0.50          0.50      0.50       0.50
------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                            3.56/4/               4.70      5.09          4.82      4.83       4.58
------------------------------------------------------------------------------------------------------------------------------
Decrease reflected in expense ratio due to
expense reimbursement (%)                            2.50/4/               1.48      0.21          0.10      0.06       0.03
------------------------------------------------------------------------------------------------------------------------------

/1/    The fund commenced operations on 7/12/93.
/2/    Less than $0.01 per share.
/3/    Not Annualized.
/4/    Annualized.
/5/    Net assets at 8/31/93 were $202.


   |
30 | FUND DETAILS
   |

J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

Per-share data               For fiscal periods ended March 31
--------------------------------------------------------------------------------------------------------------------

                                                                     1995/1/       1996        1997     1998
Net asset value, beginning of period ($)                             10.00        10.11       10.34     10.31
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                           0.42         0.49        0.48      0.48
  Net realized and unrealized gain (loss)
  on investment ($)                                                   0.11         0.25       (0.02)     0.40
--------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                  0.53         0.74        0.46      0.88
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                          (0.42)       (0.49)      (0.48)    (0.48)
  Net realized gain (loss) ($)                                          --        (0.02)      (0.01)    (0.04)
--------------------------------------------------------------------------------------------------------------------
Total distributions ($)                                              (0.42)       (0.51)      (0.49)    (0.52)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                   10.11        10.34       10.31     10.67
--------------------------------------------------------------------------------------------------------------------
Total return (%)                                                      5.49/2/      7.40        4.54      8.64
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                             20,621       47,926      90,792   111,418
--------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                                         0.50/3/       0.50        0.50      0.50
--------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                            4.65/3/       4.67        4.70      4.54
--------------------------------------------------------------------------------------------------------------------
Decrease reflected in expense ratio due to
expense reimbursement (%)                                            0.55/3/       0.17        0.14      0.09
--------------------------------------------------------------------------------------------------------------------


1    The fund commenced operations on 4/11/94.
2    Not annualized.
3    Annualized.

J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND


Per-share data          For fiscal periods ended April 30
--------------------------------------------------------------------------------------------------------------------
                                                                                               1997/1/   1998
Net asset value, beginning of period ($)                                                      10.00      9.90
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                                                      0.16      0.42
Net realized and unrealized gain (loss)
on investment ($)                                                                             (0.10)     0.30
--------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                           0.06      0.72
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                                                   (0.16)    (0.42)
Net asset value, end of period ($)                                                             9.90     10.20
--------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                               0.56/2/   7.35
--------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                      14,793    46,280
--------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                                                                   0.45/3/   0.45
--------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                                                      4.43/3/   4.11
--------------------------------------------------------------------------------------------------------------------
Decrease reflected in expense ratio due to
expense reimbursement (%)                                                                      3.01/3/   0.34
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                           40        44
--------------------------------------------------------------------------------------------------------------------

1  The fund commenced operations on 12/23/96.
2  Not annualized.
2  Annualized.



                                                               FUND DETAILS | 31

==============================================================================







                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)

===============================================================================





                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:


J.P. Morgan Institutional Short Term Bond Fund.....................811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Bond Fund................................811-07342 and
                                                                       033-54642
J.P. Morgan Institutional International Bond Fund..................811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Global Strategic Income Fund.............811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Tax Exempt Bond Fund.....................811-07342 and
                                                                       033-54642
J.P. Morgan Institutional New York Tax Exempt Bond Fund............811-07342 and
                                                                       033-54642
J.P. Morgan Institutional California Bond Fund.....................811-07795 and
                                                                       333-11125

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

[LOGO]  JPMorgan
================================================================================
        J.P. Morgan Institutional Funds

        Advisor                                         Distributor
        J.P. Morgan Investment Management Inc.          Funds Distributor, Inc.
        522 Fifth Avenue                                60 State Street
        New York, NY 10036                              Boston, MA 02109
        1-800-766-7722                                  1-800-221-7930



******************************************************************************



                                              J.P. MORGAN SERIES TRUST





                                          J.P. MORGAN CALIFORNIA BOND FUND



                                        STATEMENT OF ADDITIONAL INFORMATION




                                                 NOVEMBER 2, 1998




























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED NOVEMBER 2, 1998 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND LISTED ABOVE. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE AUDITOR'S REPORT THEREON, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST
(800)221-7930.

                              Table of Contents


                                                      Page


General  . . . . . . . . . . . . . . . . . . .        1
Investment Objective and Policies . . . . . .         1
Investment Restrictions  . . . . . . . . . . .       23
Trustees and Officers  . . . . . . . . . . . .       24
Investment Advisor . . . . . . . . . . . . . .       28
Distributor  . . . . . . . . . . . . . . . . .       31
Co-Administrator . . . . . . . . . . . . . . .       31
Services Agent . . . . . . . . . . . . . . . .       32
Custodian and Transfer Agent . . . . . . . . .       32
Shareholder Servicing  . . . . . . . . . . . .       32
Financial Professionals . . . . . . . . . . . .      34
Independent Accountants  . . . . . . . . . . .       34
Expenses . . . . . . . . . . . . . . . . . . .       34
Purchase of Shares . . . . . . . . . . . . . .       34
Redemption of Shares . . . . . . . . . . . . .       35
Exchange of Shares . . . . . . . . . . . . . .       35
Dividends and Distributions  . . . . . . . . .       36
Net Asset Value  . . . . . . . . . . . . . . .       36
Performance Data . . . . . . . . . . . . . . .       37
Portfolio Transactions . . . . . . . . . . . .       38
Massachusetts Trust  . . . . . . . . . . . . .       40
Description of Shares  . . . . . . . . . . . .       41
Taxes  . . . . . . . . . . . . . . . . . . . .       42
Additional Information   . . . . . . . . . . .       43
Financial Statements . . . . . . . . . . . . .       46
Appendix A - Description of Security Ratings .       A-1
Appendix B - Additional Information Concerning
            California Municipal Securities .        B-1

GENERAL


         The J.P. Morgan California Bond Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Fund is a non-diversified, open-end management investment company. The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund (Select Shares and Institutional Shares).


         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


     The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


INVESTMENT OBJECTIVE AND POLICIES


         The investment objective of the Fund is to provide a high after-tax total return for California residents consistent with moderate risk of capital. The Fund invests primarily in California Municipal Securities (defined below), the income from which is exempt from federal and California personal income taxes. It may also invest in other municipal securities that generate income exempt from federal income tax but not from California income tax. In addition, in order to maximize after tax total return, the Fund may invest in taxable debt obligations to the extent consistent with its objective.


         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective.

         The Fund is designed for investors subject to federal and California personal income taxes who are seeking high after tax return but are not adverse to receiving some taxable income and gains. The Fund is not suitable for tax-deferred retirement or pension plans, including Individual Retirement Accounts (IRAs), 401(k) plans and 403(b) plans. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective.


         The Advisor actively manages the Fund's duration, the allocation of securities across market sectors and the selection of securities to maximize after tax total return. The Advisor adjusts the Fund's duration based upon fundamental economic and capital markets research and the Advisor's interest rate outlook. For example, if interest rates are expected to rise, the duration may be shortened to lessen the Fund's exposure to the expected decrease in bond prices. If interest rates are expected to remain stable, the Advisor may lengthen the duration in order to enhance the Fund's yield.

         Under normal market conditions, the Fund will have a duration of three to seven years, although the maturities of individual portfolio securities may vary widely. Duration measures the price sensitivity of the Fund's portfolio, including expected cash flow under a wide range of interest rate scenarios. A longer duration generally results in greater price volatility. As a result, when interest rates increase, the prices of longer duration securities increase more than the prices of comparable quality securities with a shorter duration.

         The Advisor also attempts to enhance after tax total return by allocating the Fund's assets among market sectors. Specific securities which the Advisor believes are undervalued are selected for purchase within sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk and the judgment of fixed income portfolio managers and analysts.

         The Fund may engage in short-term trading to the extent consistent with its objective. The annual portfolio turnover rate of the Fund is generally not expected to exceed 75%. Portfolio transactions may generate taxable capital gains and result in increased transaction costs.

         Under normal circumstances, the Fund invests at least 65% of its total assets in California municipal bonds. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Taxes".


Tax Exempt Obligations

         Since the Fund invests primarily in California Municipal Securities, its performance and the ability of California issuers to meet their obligations may be affected by economic, political, demographic or other conditions in California. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities of issuers in multiple states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their general fiscal conditions. Constitutional or statutory restrictions may limit a municipal issuer's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic or fiscal condition of the issuer or specific revenue source from whose revenues the payments will be made. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would probably reduce the market value and marketability of the Fund's portfolio securities.

         The Fund may invest in municipal securities of any maturity and type. These include both general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing authority and revenue bonds payable from specific revenue sources, but generally not backed by the issuer's taxing authority. In addition, the Fund may invest in all types of municipal notes, including tax, revenue and grant anticipation notes, municipal commercial paper, and municipal demand obligations such as variable rate demand notes and master demand obligations. There is no specific percentage limitation on these investments.

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.


         Municipal Notes. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Fund considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.


         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.


         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.


         Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         Puts. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.


         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Non-Municipal Securities


         The Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies. The Fund may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Fund will purchase such securities only when the Advisor believes that they would enhance the after tax returns of a shareholder of the Fund in the highest federal and California income tax brackets. Under normal circumstances, the Fund's holdings of non-municipal securities and securities of municipal issuers outside California will not exceed 35% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


Money Market Instruments


         The  Fund  may  invest  in  money  market  instruments  to  the  extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below.
Also see "Quality and Diversification Requirements."


     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


         Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total and are organized under the laws of the United States or any state, (ii) foreign branches of these banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.


         Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.


         The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.


Additional Investments

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


         Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.


         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, the Fund is permitted to lend securities in an amount up to 331/3% of the value of the Fund's total assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.


         Synthetic Variable Rate Instruments. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.


Quality and Diversification Requirements

         The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".


         It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the Fund may invest in securities which are unrated, if in the Advisor's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment.

         The Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any taxable commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         Below Investment Grade Debt. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Fund may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

         The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.




         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

         Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options Positions. The Fund intends to comply with Section 4.5 of the regulations under the Commodity
Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

           The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


Special Factors Affecting the Fund

         The Fund intends to invest a high proportion of its assets in municipal obligations in California Municipal Securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

         The fiscal stability of California is related, at least in part, to the fiscal stability of its localities and authorities. Various California agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by California through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such California agencies, authorities and localities, in the past the State has had to provide special assistance, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The presence of such aid in the future should not be assumed. To the extent that California agencies and local governments require State assistance to meet their financial obligations, the ability of California to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is based on information from an official statement of California general obligation municipal obligations and does not purport to be complete.

Portfolio Turnover


         The Fund's expected portfolio turnover rate is set forth in the Fund's Prospectus. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

Select Shares -- For the period April 21, 1997 (commencement of operations) through April 30, 1997 and the fiscal year ended April 30, 1998: 40% and 44%, respectively.

Institutional Shares -- For the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal year ended April 30, 1998: 40% and 44%, respectively.


INVESTMENT RESTRICTIONS


         The investment restrictions set forth below have been adopted by the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, the Fund:

1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

2. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

3. May not borrow money, except to the extent permitted by applicable law;

4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

7. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     Non-Fundamental   Investment  Restrictions.   The  investment  restrictions
described below are not fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.


Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in another open-end registered investment company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.


         For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission (the "SEC") or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND OFFICERS

Trustees

         The  Trustees  of  the  Trust,  their  business  addresses,   principal
occupations during the past five years and dates of birth are set forth below.


     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired;  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.


         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Fund.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1997 are set forth below.

--------------------------------------------------- ------------------------------ -------------------------------------------

                                                                                   TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                                                   MASTER PORTFOLIOS(*), J.P. MORGAN  FUNDS,
                                                                                   J.P. MORGAN INSTITUTIONAL FUNDS AND THE
                                                    AGGREGATE TRUSTEE              TRUST DURING
                                                    COMPENSATION                   1997(**)___________________
                                                    PAID BY THE
NAME OF TRUSTEE                                     TRUST DURING 1997
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Frederick S. Addy, Trustee                          $90.92                         $72,500
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


William G. Burns, Trustee                           $90.92                         $72,500
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Arthur C. Eschenlauer, Trustee                      $90.92                         $72,500
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Matthew Healey, Trustee(***),                       $90.92                         $72,500
  Chairman and Chief Executive
  Officer
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Michael P. Mallardi, Trustee                        $90.92                         $72,500
--------------------------------------------------- ------------------------------ -------------------------------------------


(*) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 20 separate master portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser, 15 of which are registered investment companies.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, the Trust, the J.P. Morgan Funds and the J.P. Morgan Institutional Funds) in the fund complex.

     (***) During 1997, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $147,500, contributed $22,100 to a defined contribution plan on his behalf and paid $20,500 in insurance premiums for his benefit.

     The Trustees decide upon matters of general policy and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly the "Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust has agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal year ended April 30, 1998 were $90 and $1,472, respectively.


Officers

         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Chief Executive Officer receives no compensation in his capacity as an officer of the Trust. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.




     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a Finance student at Stonehill College in North Easton, Massachusetts. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York since 1990. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.


     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.


     STEPHANIE D. PIERCE; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.



INVESTMENT ADVISOR


         The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. Prior to October 28, 1998, Morgan was the Investment Advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $275 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."


         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently: Lehman Brothers 1-16 Year Municipal Bond Index.



         The Fund is managed by officers of the Advisor who, in acting for their clients, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of the Fund's average daily net assets.


         For the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal year ended April 30, 1998, the advisory fees paid by the Fund to Morgan, the Fund's investment advisor prior to October 28, 1998, were $10,233 and $133,208, respectively.

         The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to the Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Fund. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. The Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company that continuously issues shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor, administrator, shareholder servicing agent or custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Fund.


         If the Advisor were prohibited from acting as investment advisor to the Fund, it is expected that the Trustees of the Trust would recommend to shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan provides certain financial, fund accounting, administrative and shareholder services to the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.

         The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to Trustees and investors; and (vi) maintains related books and records.


         For its services under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

         The administrative fees paid to FDI for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal year ended April 30, 1998 were $68 and $714, respectively.


SERVICES AGENT

         The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible certain administrative and related services provided to the Fund. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.


         Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Fund, the other series of the Trust and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and certain other investment companies provided administrative services by Morgan.

         The fees paid to Morgan, net of fee waivers and reimbursements, as Services Agent for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal year ended April 30, 1998 were $1,332 and $26,754, respectively.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian and fund accounting, transfer and dividend disbursing agent. Pursuant to the Custodian Contract with the Trust, State Street is responsible for maintaining the books and records of the Fund's portfolio transactions and holding portfolio securities and cash. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.


         Effective August 1, 1998, under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.25% for Select Shares and 0.10% for Institutional Shares. These rates are expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders.


         The table  below sets  forth for each  class of shares the  shareholder
servicing   fees  paid  by  the  Fund  to  Morgan,   net  of  fee   waivers  and
reimbursements, for the fiscal periods indicated.



Select Shares -- For the period April 21, 1997 (commencement of operations) through April 30, 1997 and the fiscal year ended April 30, 1998: $16 and $7,131, respectively.

     Institutional Shares -- For the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal year ended April 30, 1998:
$1,543 and $20,775, respectively.

         As discussed under  "Investment  Advisor," the  Glass-Steagall  Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement, and for providing administrative services to the Fund under the Services Agreement and the activities of JPMIM in acting as Advisor to the Fund under the Investment Advisory Agreement, may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described in the Prospectus without violating the Glass-Steagall Act or other applicable banking laws or regulations.


         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.


         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.


FINANCIAL PROFESSIONALS


         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subacounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction or other fee for their services. Such charges may vary among financial professionals and will not be remitted to the Fund or J.P. Morgan.


         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS


         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.


EXPENSES


         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

         Morgan has agreed that it will reimburse the Fund until further notice to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 0.50% of the Fund's average daily net assets with respect to Institutional Shares and 0.65% of the Fund's average daily net assets with respect to Select Shares. This limit does not cover extraordinary expenses during the period. There is no assurance that Morgan will continue this waiver.


PURCHASE OF SHARES


         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of J.P. Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with J.P. Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


         Prospective investors may purchase shares with the assistance of a Financial Professional, and a Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.


         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.


EXCHANGE OF SHARES


         An investor may exchange shares of the Fund for shares of any J.P. Morgan Fund, J.P. Morgan Institutional Fund or J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.


DIVIDENDS AND DISTRIBUTIONS


         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


                  If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE


         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment less the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

          Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.


         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.


         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


PERFORMANCE DATA


         From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield.


         Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund's Select and Institutional shares is computed by dividing net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income. Annualized tax-equivalent yield reflects the approximate annualized yield that a taxable investment must earn for shareholders at specified federal and California income tax levels to produce an after-tax yield equivalent to the annualized tax-exempt yield.


         Below is set forth historical yield information for the periods indicated:


     Select Shares: (April 30, 1998): 30-day yield: 3.90%; 30-day tax equivalent yield at 39.6% tax rate: 6.46%.

     Institutional Shares: (April 30, 1998): 30-day yield: 4.17%; 30-day tax equivalent yield at 39.6% tax rate: 6.90%.

         Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.


         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance for periods prior to the establishment of Select Shares of the Fund will be that of the Institutional Shares of the Fund and will be presented in accordance with applicable SEC staff interpretations. Such historical performance information may reflect operating expenses which were lower than those associated with holding Select Shares. Accordingly, the historical yield and historical returns for the Select Shares may be higher than would have occurred if an investment had been made during the indicated periods in Institutional Shares of the Fund.

         Below is set forth historical return information for the Fund for the periods indicated:


     Select  Shares:  (April 30, 1998):  Average  annual total  return,  1 year:
7.20%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 21, 1997) to period end: 5.71%; aggregate total return, 1 year: 7.20%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (April 21, 1997) to period end: 7.80%.




     Institutional Shares: (April 30, 1998): Average annual total return, 1 year: 7.35%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 23, 1996) to period end: 5.82%; aggregate total return, 1 year: 7.35%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 23, 1996) to period end: 7.95%.

         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.



         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objective and Policies."


         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


         Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover".

         In connection with portfolio transactions for the Fund, the Advisor intends to seek the best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trust's Trustees, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.


         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities from any underwriting group of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.


         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other Funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.


         Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust"; the name of the Fund was changed from "California Bond Fund" to "J.P. Morgan California Bond Fund"; and the names of the shares changed from "JPM Pierpont Shares" and "JPM Institutional Shares" to "Select Shares" and "Institutional Shares", respectively.


         The Trust's Declaration of Trust further provides that no Trustee, officer, employee, or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.


         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


DESCRIPTION OF SHARES


     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in a Fund. To date, Select Shares and Institutional Shares of the Fund described in this Statement of Additional Information have been authorized and are currently available for sale to the public. Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors, provided, however, that immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.


         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.


         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

         As of September 30, 1998, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Select Shares: -- Morgan as Agent for J.S. Farrand (27.95%); Morgan as Agent for J.S. Marcketta (11.50%); Morgan as Agent for J. Tuttleman (9.24%); Morgan as Agent for P. Paddon c/o Amplicon Inc. (8.22%); Morgan as Agent for A. Chernik Separate Property Account (7.78%); Morgan as Agent for Kitaj Trust (6.10%).

     Institutional Shares: -- Morgan as Agent for R. Hastings or P. Quillin (14.93%); Morgan as Agent for G. Kaufman Marital Trust New York (9.09%); Morgan as Agent for G. Judis CRT (8.78%).

         The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers and Trustees as a group owned less than 1% of the beneficial shares of each Fund.



TAXES

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax exempt securities.
Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.


         Distributions of net investment income (other than exempt-interest dividends) and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a reduced rate of tax. Investors should consult their tax advisors concerning the treatment of capital gains and losses.



         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.


         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.



         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares, and (ii) will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Certain options and futures held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION


         Telephone calls to the Fund, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.


         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

         The Year 2000 Initiative. With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.

         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan is on target with its plan to substantially complete renovation, testing, and validation of its key systems by year-end 1998 and to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997. In 1998, J.P. Morgan will continue its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $250 million, for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. Remaining costs will be incurred primarily in 1998. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Fund nor the Portfolio.


FINANCIAL STATEMENTS


         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's April 30, 1998 annual report filing made with the SEC on July 13, 1998 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-98-027154). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411 for the Select Shares and (800) 766-7722 for the Institutional Shares.

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest. MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well established industries. - High rates of return on funds employed. - Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

APPENDIX B

Additional Information Concerning California Municipal Securities


         The following information is a summary of special factors affecting investments in California Municipal Securities and is drawn from the Official Statement issued by the State for its public bond issue on April 21, 1998. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California and certain of its municipalities and public authorities. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.

Financial Factors I

The Budget Process

         The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

         The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

         Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. (except for K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

         Fund necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The General Fund

         The moneys of the State are segregated into the General Fund and approximately 800 Special Funds, including Bond, Trust and Pension Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see Exhibits 1 and 2 to this Appendix A. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

         The Special Fund for Economic Uncertainties ("SFEU") is funded with general Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

         The Legislation creating the SFEU contains a continuous appropriation from the general Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit" below. In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

         For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

         In the Governor's Budget for Fiscal Year 1998-99, released on January 9, 1998, the Department of Finance projects the SFEU will have a balance of about $329 million at June 30, 1998.


Fiscal Years Prior to 1995-96


         Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments, transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year Budget), most of which were for a short duration.

         Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

1995-96 and 1996-97 Fiscal Years



         The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. In the Governor" 1998-99 Budget Proposal, released January 9, 1998, the Department of Finance reported that the State's budget reserve (the SFEU) totaled $461 million as of June 30, 1997.

         Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The Department of Finance issues a monthly Bulletin which reports the most recent revenue receipts as reported by state departments, comparing them to Budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, may, and at budget enactment.

1997-98 Fiscal Year

Background

          On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion. In May 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy.

         In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, described in "LITIGATION" below, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.228 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

         In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. The Board of Control approved the claim in March, 1998, allowing it to be placed into a claims bill to be paid in the 1998-99 Fiscal Year.

Fiscal Year 1997-98 Budget Act

         Once the pension payment of $1.228 billion eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on a welfare reform package and the remainder of the budget. The
Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. On August 18, 1997, the Governor signed the Budget Act, but vetoed approximately $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Most of this spending (approximately $200 million) was restored in later legislation passed before the end of the Legislative Session.

         The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which mature on June 30, 1998.

         The following were major features of the 1997-98 Budget Act:

         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reduction and reading initiatives. See "STATE FINANCES - Proposition 98" above.

         2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

         3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

         4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

         5.   Health and welfare costs were contained,  continuing generally the
              grant   levels   from  prior   years,   as  part  of  the  initial
              implementation of the new CalWORKs program.

         6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

         7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

         At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package were a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

         The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

Proposed 1998-99 Fiscal Year Budget

         On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

         Total General Fund expenditures for 1998-99 are recommended at $55.4 billion, an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments, PERS v. Wilson (see "1997-98 Fiscal Year" above). The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

         The Governor's Budget projects Special Fund revenues of $14.7 billion and Special Fund expenditures of $15.2 billion in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

         The Orange County Bankruptcy. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities - substantially all of which are public agencies within the county - had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

         In April 1996, the county emerged from bankruptcy after closing on a $900 million recovery bond deal. At that time, the county and its financial advisors stated that the county had emerged from the bankruptcy without any structural fiscal problems and assured investors that the county would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the county portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath upon these various agencies and their claims.




Local Governments

         The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to almost 9,500,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

         The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implements a restructuring of the State's trial court funding system. In 1997-98, funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumes responsibility for future growth in trial court funding. This consolidation is intended to streamline the operation of the Courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax monkeys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recent recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.

         On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act", which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

State Appropriations Limit

         The State is  subject  to an annual  appropriations  limit  imposed  by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the Bonds or other voter-authorized bonds.

         Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year transfers to K-14 districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         The following table shows the State's Appropriations Limit for the past four fiscal years and the current fiscal year. In the Governor's Budget for Fiscal Year 1998-99 released January 9, 1998, the Department of Finance projects the State's Appropriations Subject to Limitations will be $7.7 billion under the State's Appropriations Limit in Fiscal Year 1998-99.

Proposition 98

         On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools (see "STATE FINANCES--State Appropriations Limit" above).

         During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California  Teachers'  Association
v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 22% from the level in place from 1991-92 through 1993-94, and is estimated at about $5,150 per ADA in 1997-98. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. There are also new initiatives for reading skills and to upgrade technology in high schools. See "CURRENT STATE BUDGET" for further discussion of education funding.

ECONOMY AND POPULATION

Introduction

         California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-94.

Population and Labor Force

         The State's July 1, 1997 population of over 32.9 million represented over 12 percent of the total United States population.

         California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the 5-county Los Angeles area accounted for 49 percent of the State's population, with 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of
6.9 million.

         The following table shows California's population data for 1992 through 1997.

                                                Population 1992-97

Year      California            % Increase       United States          % Increase       California as % of
          Population(a)         Over Preceding   Population(a)          Over Preceding   United States
                                Year                                    Year

1992           31,188,000             2.0             255,011,000             1.2                 12.2
1993           31,517,000             1.1             257,795,000             1.1                 12.2
1994           31,790,000             0.9             260,372,000             1.0                 12.2
1995           32,063,000             0.9             262,890,000             1.0                 12.2
1996           32,383,000             1.0             265,284,000             0.9                 12.2
1997           32,957,000             1.8             267,575,000             0.9                 12.3

------------------------
(a)Population as of July 1.

SOURCE:  U.S. Department of Commerce, Bureau of the Census; State of California,
 Department of Finance.

         The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1992 to 1997.

                                                    Labor Force
                                                      1992-97

                  Labor Force Trends (Thousands)          Unemployment Rate(%)

Year       Labor Force          Employment           California    United States

1992       15,404               13,973                 9.3         7.5
1993       15,359               13,918                 9.4         6.9
1994       15,450               14,122                 8.6         6.1
1995       15,428               14,217                 7.8         5.6
1996       15,596               14,470                 7.2         5.4
1997(e)    15,879               14,870                 6.4         4.9

--------------------
(e)Estimate
SOURCE: State of California, Employment Development Department.

Employment, Income and Retail Sales

         The following table shows California's nonagricultural employment distribution and growth for 1990 and 1997.


                                        Payroll Employment By Major Sector
                                                   1990 and 1997

                                  Employment                  % Distribution
                                  (Thousands)                 of Employment
                                  --------------------        ------------------
Industry Sector                   1990      1997(e)           1990      1997(e)
---------------                   ----      -------           ----      -------

Mining............................39         29                0.3      0.2
Construction......................605        559               4.8      4.3
Manufacturing
         Nondurable goods.........721        729               5.7      5.5
         High Technology..........686        514               5.4      3.9
         Other Durable goods......690        651               5.4      5.0
Transportation and Utilities      624        657               4.9      5.0
Wholesale and Retail Trade...     3,002      3,002             23.7     23.0
Finance, Insurance
         and Real Estate..........825        735               6.5      5.6
Services..........................3,395      4,089             26.8     31.1
Government
         Federal..................362        290               2.9      2.2
         State and Local..........1,713      1,862             13.5     14.2
                                  -----      -----             ----     ----
         TOTAL
         AGRICULTURAL.............12,662     13,137            100      100

--------------------
(e)   Estimate

     SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

         The following tables show California's total and per capita income patterns for selected years.

                                           Total Personal Income 1992-96

                         California____________________

Year                       Millions         %Change        California % of U.S.
----                       --------         -------        --------------------
1992   .........             687,242            4.9*       13.1
1993   .........             702,415            2.2        12.8
1994a  .........             722,002            2.8        12.5
1995   .........             764,435            5.9        12.5
1996   .........             807,975            5.7        12.5
---------------------
* Change from prior year.
a Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income. Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.

                                        Per Capita Personal Income 1992-96

Year              California      %Change  United   %Change  California
                                           States              % of U.S.

1992   ............      22,253     3.3*   20,631     4.8*     107.9
1993   ............      22,533     1.3    21,365     3.6      105.5
1994a  ............      23,022     2.2    22,180     3.8      103.8
1995   ............      24,217     5.2    23,348     5.3      103.7
1996   ............      25,346     4.7    24,426     4.6      103.8

------------------------
*Change from prior year
a Reflects Northridge earthquake, which caused an estimated $15 billion in personal income.

SOURCE:  U.S. Department of Commerce, Bureau of Economic Analysis.


         According to the U.S. Department of Commerce,  California accounted for
10.0 percent of all retail trade in the nation in 1996. The following table shows the retail sales of California and of the United States and total taxable sales for California.

                                             Retail Sales and 1992-96

                  Total Retail Sales____________       Taxable Sales___________

                                    Percent          United   Percent                  Percent
Year              California        Change           States   Change      California   Change

1992              231.5              0.2*            1,951.6  5.2*        272.4(b)     0.6
1993              232.4              0.4             2,072.8  6.2         272.1        (0.1)
1994              245.8              5.8             2,227.3  7.5         286.0        5.1
1995              254.2              3.4             2,324.0  4.3         301.0        5.2
1996              266.3              4.8             2,445.3  5.2         321.1        6.7

-----------------------
*Change from prior year.
(a) 1991 Taxable Sales includes base expansion. Estimated percent change on a comparable basis is -5.0. (b) 1992 Taxable Sales includes base expansion. Estimated percent change on a comparable basis is -0.5.

     SOURCE: Retail sales from U.S. Bureau of Census. Taxable sales from the State of California, Board of Equalization. Estimates from State of California, Department of Finance.

LITIGATION

         In addition to litigation discussed in Note 22 to the Audited Financial Statements (see Exhibit 1 to this Appendix A at page 63), the following information is provided concerning those matters and other matters which either have arisen since the date of the Audited Financial Statements or are not discussed in Note 22.

         In the case of Board of Administration, California Public Employees' Retirement System, et al. V. Pete Wilson, Governor et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in Fiscal Year 1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation found to be unconstitutional, and to transfer to PERS the contributions that were unpaid to date. On February 19, 1997, the State Court of Appeal affirmed the decision of the Superior Court, and the Supreme Court subsequently refused to hear the case, making the Court of Appeals' ruling final.

         On July 30, 1997, the Controller transferred $1.228 billion from the General Fund to PERS in repayment of the principal amount determined to have been improperly deferred. Subsequently State payments to PERS will be made on a quarterly basis. No prejudgment interest has been paid in accordance with the trial court ruling that there was insufficient evidence that money for that purpose had been appropriated and was available. No post-judgment interest was ordered. PERS has filed a claim with the State Board of Control in the amount of $308 million for the accrued interest on the judgment; PERS also seeks interest on the unpaid accrued interest amount. The State Board of Control approved this claim in March, 1998. See "CURRENT STATE BUDGET - 1997-98 Fiscal Year" and "-Proposed 1998-99 Fiscal Year Budget" above.


     1       Mr. Healey  is an "interested person" of the Trust and the Advisor as that term is defined in the 1940 Act.